UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172
Exact name of registrant as specified in charter:	World Funds Trust
Address of principal executive offices:	8730 Stony Point Parkway, Suite 205 Richmond, VA 23235
Name and address of agent for service	The Corporation Trust Co., Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801 With Copy to: John H. Lively Practus LLP 11300 Tomahawk Creek Parkway, Ste. 310 Leawood, KS 66211
Registrant's telephone number, including area code:	(804) 267-7400
Date of fiscal year end:	April 30
Date of reporting period:	April 30, 2018

Item #1. Reports to Stockholders.

INDEX	Toreador International Fund, Toreador Core Fund, Toreador Explorer Fund and Toreador Select Fund

Toreador
Research & Trading

For the year ended April 30, 2018

Annual Report

TOREADOR FUNDS

Toreador Core Fund

Toreador International Fund

Toreador Explorer Fund

Toreador Select Fund

Table of Contents
April 30, 2018

Management’s Discussion of Fund Performance
Toreador Core Fund
As of April 30, 2018 (unaudited)

For the year ended April 30, 2018, the Toreador Core Fund’s (the “Fund”) Investor Class shares returned 16.79% and Institutional Class shares returned 17.10% versus 13.17% for the Russell 1000 ® Index. The Fund mainly benefited from outperformance in Info Tech, Industrials, Consumer Staples, and Energy.
In InfoTech, the Fund’s performance benefited from good stock selection and relative over-weights in the sector, which we had kept throughout last fiscal year. We kept sizable exposure to Micron (MU), recognizing the attractive potential of structural changes in the memory/storage space. Improving pricing on DRAM, NAND, and favorable demand and supply dynamics for memory chips have all helped MU to continue climbing the upward cycle. After delivering 2 consecutive years of outstanding stock performance, we believe MU shares remain undervalued. 2018 will mark the year during which the company intends to return at least 50% of its free cash flow to shareholders, which speaks volume of management confidence in the sustainability of the company’s FCF generation and cements the case this is a new era for the memory chip industry with Artificial Intelligence and other technology innovations driving ever expanding demand for memory.
In Industrials, Spirit Aerosystems (SPR) benefited from favorable fundamentals in commercial aerospace and record OEM backlog which supports its leading position being a strategically important supplier to Boeing and Airbus. Separately, Union Pacific (UNP) and United Rental (URI) benefited from increasing economic activities and a recovering oil industry. In Consumer Staples, Blue Buffalo Pet Products (BUFF) was acquired by General Mills (GIS), allowing the Fund to reap ~ 70% return on this investment. In Energy, a favorable fundamental environment, which boasts abundant crude oil supply and strong products demand supported by global economic growth, help spur good performance in the Fund’s refinery holdings, such as Valero (VLO) and PBF Energy (PBF). Significant crude oil price recovery in the meantime has also led to increased activities in offshore drilling, benefiting drilling contractors such as Transocean (RIG).
The “Trump Rally” dominated the most part of the Fund’s FY2017, as the regulatory environment was benign, the Fed’s interest rate moves were measured, and its balance sheet unwinding actions caused no disruption to the capital market. At the same time, the US and global GDP growth were accelerating, and consumer confidence was high. Most importantly, however, optimism for the passing of a major US corporate tax reform was strong. While macro economic growth data remains robust heading into calendar 2018 and the US did pass a

Management’s Discussion of Fund Performance
Toreador Core Fund
As of April 30, 2018 (unaudited) — (Continued)

major tax reform reducing the corporate tax rate from 35% to 21%, fears about rising inflation and significantly more interest hikes took over. The US equity market therefore underwent heightened volatility in the first part of calendar 2018, as investors were also spooked by a potential trade war with European countries and China in particular, potential government scrutiny over big tech firms’ business practice thanks to Facebook’s data breach scandal, and ongoing shuffling of White House personnel.
The questions hovering around consumers’ heads are: what is the timing of the next recession, and will inflation and higher interest rates crush the equity market. While those are important questions to answer, they are not particularly meaningful in guiding our investment practice, as the Fund is a long focused investment vehicle with balanced exposure to all economic sectors. The Fund strives to always own the “better” companies in each economic sector that command superior valuation and quality.
Lastly but importantly, we believe the current economy and equity market bear little resemblance to the conditions preceding the last two severe downturns - the burst of the tech bubble from August 2000 to September 2002, and the crash during the Great Recession from late 2007 to early 2009. Right now, the 12 months forward P/E for the S&P 500® is at ~16 times including the tax cut benefit, which suggests an attractive earnings yield of ~5.5% relative to the ~3.1% yield of the 10-Yr US treasury. Back in 1999/2000, the P/E ratio for the SP500 was ~35 times at the peak, and the earnings yield was ~3% relative to the ~6% yield for the 10-Yr Treasury. Financial institutions have largely deleveraged since 2008 and their capital positions are strong. For consumers, household debt service payment as a percentage of disposable income is around 10%, down from 13.2% in late 2007 and is the lowest in the past ~30 years. We are of the belief the next recession will probably be a conventional recession with economic tractions caused by decreasing demand and hopefully it will be relatively easy for the economy to recover from. The stock market may also react relatively benignly to a classic recession. Regardless, we will remain vigilant and focus on owning the better corporations.

Management’s Discussion of Fund Performance
Toreador Core Fund
As of April 30, 2018 (unaudited) — (Continued)

We hope to deliver good performance in the coming year and our strategy continues to consist of:
1.	Buying companies trading below our estimate of their intrinsic value;
2.	Avoiding wealth destroying management teams, and
3.	Investing across a broad range of economic sectors.

We remain confident in our belief that over time, such an approach leads to strong and sustainable returns that should achieve our goal of beating the total returns of the Russell 1000® Index.
Thank you for your continued trust and investment in our Fund.

TOREADOR CORE FUND
Comparison of $100,000 Investment
As of April 30, 2018

	Institutional Class Shares
		Average Annual Return
	Total Return		Since Inception
	One Year Ended	Five Years Ended	8/31/09
	4/30/18	4/30/18	to 4/30/18
Toreador Core Fund:	17.10%	13.84%	13.58%
Russell 1000® Index:	13.17%	12.84%	14.08%
S&P 500® Index:	13.27%	12.96%	13.99%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.)
The S&P 500® Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors.
The S&P 500® is designed to be a leading indicator of the U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.
The Russell 1000® Index is a stock market index that represents the highest-ranking 1,000 stocks in the Russell 3000® Index, which represents about 90% of the total market capitalization of that index. As of May 11, 2018 the Russell 1000® Index has a weighted average market capitalization of $176 billion; the median market capitalization is approximately $10.5 billion.

TOREADOR CORE FUND
Comparison of $10,000 Investment
As of April 30, 2018

	Investor Class Shares
		Average Annual Return
	Total Return
	One Year Ended	Five Years Ended	Ten Years Ended
	4/30/18	4/30/18	4/30/18
Toreador Core Fund:	16.79%	13.57%	8.90%
Russell 1000® Index:	13.17%	12.84%	9.10%
S&P 500® Index:	13.27%	12.96%	9.02%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.)
The S&P 500® Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors.
The S&P 500® is designed to be a leading indicator of the U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.
The Russell 1000® Index is a stock market index that represents the highest-ranking 1,000 stocks in the Russell 3000® Index, which represents about 90% of the total market capitalization of that index. As of May 11, 2018 the Russell 1000® Index has a weighted average market capitalization of $176 billion; the median market capitalization is approximately $10.5 billion.

TOREADOR CORE FUND
Portfolio Holdings by Sector
As of April 30, 2018 (unaudited)

TOREADOR CORE FUND
Schedule of Investments
As of April 30, 2018

		Fair
	Shares	Value

COMMON STOCKS – 93.48%
CONSUMER DISCRETIONARY – 11.70%
AMC Networks Inc - Class A*	27,960	$ 1,453,920
Aptiv PLC	19,256	1,628,672
Aramark	29,398	1,099,191
BorgWarner, Inc.	28,043	1,372,424
Delphi Automotive PLC	32,485	1,572,599
Kohl’s Corp.	23,165	1,439,010
Macy’s Inc.	53,606	1,665,538
Marriott International, Inc. - Class A	11,334	1,549,131
NVR, Inc.*	523	1,621,300
Omnicom Group Inc.	18,105	1,333,614
O’Reilly Automotive, Inc.*	6,761	1,731,289
PulteGroup, Inc.	53,380	1,620,617
The Michaels Companies, Inc. *	53,740	1,000,639
Toll Brothers, Inc.	36,500	1,538,840
		20,626,784
CONSUMER STAPLES – 6.78%
Constellation Brands	7,414	1,728,426
Costco Wholesale Corp.	8,131	1,603,108
CVS Health Corp.	21,430	1,496,457
Mondelez International, Inc.	35,598	1,406,121
Pilgrim’s Pride Corp.*	60,750	1,312,200
The J.M. Smucker Company	13,054	1,489,200
Walgreens Boots Alliance, Inc.	21,734	1,444,224
Walmart	16,553	1,464,278
		11,944,014
ENERGY – 5.47%
Andeavor	13,337	1,844,774
Antero Resources Corp.*	6,100	115,900
ONEOK, Inc.	24,861	1,497,129
PBF Energy Inc.	49,500	1,897,335
Southwestern Energy Company*	28,129	115,329
Transocean, Ltd.*	187,792	2,322,987
Valero Energy Corp.	16,726	1,855,415
		9,648,869
FINANCIALS – 13.15%
Aflac, Inc.	35,176	1,602,970
The Allstate Corp.	14,273	1,396,185
Ally Financial Inc.	57,349	1,496,809

See Notes to Financial Statements

TOREADOR CORE FUND
Schedule of Investments
As of April 30, 2018 — (Continued)

		Fair
	Shares	Value

FINANCIALS (Continued)
American Express Company	15,917	$ 1,571,804
Ameriprise Financial, Inc.	9,316	1,306,196
Annaly Capital Management, Inc.	133,910	1,388,647
Athene Holding Ltd.*	33,639	1,648,311
Bank of America Corp.	49,492	1,480,801
Capital One Financial Corp.	15,686	1,421,465
Citizens Financial Group, Inc.	35,500	1,472,895
Credit Acceptance Corp.*	3,568	1,180,437
Discover Financial Services	16,660	1,187,025
Lincoln National Corp.	21,116	1,491,634
Prudential Financial, Inc.	13,878	1,475,509
S&P Global, Inc.	8,887	1,676,088
Unum Group	28,374	1,372,734
		23,169,510
HEALTH CARE – 10.98%
AbbVie, Inc.	16,857	1,627,543
Allergan PLC	9,231	1,418,343
Amgen, Inc.	7,443	1,298,655
Anthem Inc.	7,442	1,756,238
Celgene Corp.*	14,786	1,287,861
Centene Corp.*	16,720	1,815,458
HCA Holdings, Inc.*	18,221	1,744,478
Johnson & Johnson	12,392	1,567,464
Merck & Company, Inc.	27,191	1,600,734
Perrigo Company PLC	18,143	1,417,694
Regeneron Pharmaceuticals, Inc.*	4,073	1,236,889
Stryker Corp.	8,449	1,431,430
United Therapeutics Corp.*	10,383	1,143,272
		19,346,059
INDUSTRIAL – 9.18%
AMERCO	4,215	1,422,647
Fortive Corp.	21,625	1,520,454
HD Supply Holdings, Inc.*	40,035	1,549,755
The Middleby Corp.*	12,710	1,599,426
Sensata Technologies Holding N.V.*	31,000	1,572,320
Spirit AeroSystems Holdings, Inc.	19,498	1,567,054
Stericycle, Inc.*	18,858	1,107,153
TransDigm Group, Inc.	4,987	1,598,683
Union Pacific Corp.	12,086	1,615,052

See Notes to Financial Statements

TOREADOR CORE FUND
Schedule of Investments
As of April 30, 2018 — (Continued)

		Fair
	Shares	Value

INDUSTRIAL (Continued)
United Rentals, Inc.*	8,537	$ 1,280,550
XPO Logistics, Inc.*	13,816	1,342,363
		16,175,457
INFORMATION TECHNOLOGY – 26.64%
Activision Blizzard, Inc.	20,656	1,370,526
Alphabet Inc. – Class A*	1,286	1,309,894
Applied Materials, Inc.	24,101	1,197,097
Broadcom LTD	5,290	1,213,632
CDW Corp.	18,395	1,311,380
CommScope Holdings Co., Inc.*	44,519	1,701,516
Fidelity National Information Services, Inc.	15,469	1,469,091
First Solar, Inc.*	27,368	1,940,665
Fiserv, Inc.*	18,314	1,297,730
Intel Corp.	33,325	1,720,236
Jabil, Inc.	57,343	1,525,324
KLA-Tencor Corp.	13,155	1,338,390
Lam Research Corp.	8,469	1,567,273
Leidos Holdings, Inc.	23,065	1,481,465
Mastercard, Inc.	9,113	1,624,574
Match Group, Inc.*	35,995	1,696,084
Micron Technology, Inc.*	211,000	9,701,780
NCR Corp.*	35,813	1,101,966
ON Semiconductor Corp.*	59,949	1,323,674
Qorvo, Inc.*	17,860	1,203,764
Skyworks Solutions, Inc.	16,563	1,437,006
VeriSign, Inc.*	12,081	1,418,551
Visa, Inc. – Class A	12,394	1,572,551
Western Digital Corp.	14,845	1,169,638
The Western Union Co.	59,710	1,179,272
Xerox Corp.	40,559	1,275,581
Zebra Technologies Corp.*	13,426	1,810,228
		46,958,888
MATERIALS – 2.91%
Celanese Corp	15,068	1,637,440
LyondellBasell Industries NV – Class A	16,452	1,739,470
Huntsman Corporation	58,717	1,748,005
		5,124,915

See Notes to Financial Statements

TOREADOR CORE FUND
Schedule of Investments
As of April 30, 2018 — (Continued)

		Fair
	Shares	Value

REAL ESTATE – 2.94%
Colony NorthStar, Inc. – Class A	282,217	$ 1,724,346
Host Hotels & Resorts Inc.	89,847	1,757,407
Spirit Realty Capital, Inc.	211,790	1,704,909
		5,186,662
TELECOMMUNICATIONS – 1.13%
Sprint Corp.*	355,461	1,994,136
UTILITIES – 2.60%
FirstEnergy Corp.	47,170	1,622,648
UGI Corp.	31,017	1,500,913
Vistra Energy Corp.*	63,933	1,460,869
		4,584,430
TOTAL COMMON STOCKS – 93.48%
(Cost: $138,259,800)		164,759,724

EXCHANGE TRADED FUNDS – 3.74%
Large Cap – 3.74%
iShares Core S&P 500 ETF	24,750	6,591,173

TOTAL EXCHANGE TRADED FUNDS – 3.74%
(Cost: $6,922,724)		6,591,173

MONEY MARKET FUND – 1.56%
Federated Treasury Obligations Fund 1.57%**	2,749,875	2,749,875
TOTAL MONEY MARKET FUND – 1.56%
(Cost: $2,749,875)		2,749,875
TOTAL INVESTMENTS – 98.78%
(Cost: $147,932,399)		174,100,772
Other assets, net of liabilities – 1.22%		2,144,585
NET ASSETS – 100.00%		$176,245,357

*	Non-income producing
**	Effective 7 day yield as of April 30, 2018

See Notes to Financial Statements

Management’s Discussion of Fund Performance
Toreador International Fund
As of April 30, 2018 (unaudited)

For the Fund’s fiscal year ending April 30, 2018, the Toreador International Fund’s (the “Fund”) Institutional and Investor shares returned 11.56% and 11.23%, respectively versus 14.51% for its benchmark, the MSCI EAFE Index. This was the Fund’s fifth full year managed by Toreador Research and Trading (“TRT”) following a diversified international investment strategy. TRT began managing the Fund on December 27, 2012, and from that period through the end of the Fund’s fiscal year on April 30, 2018, the Fund’s Institutional and Investor shares returned 6.67% and 6.39% annually, respectively, versus 7.45% for the MSCI EAFE Index.
TRT manages the Fund utilizing our proprietary valuation system where we identify companies at a discount of TRT’s estimate of the company’s intrinsic value.
For the year, the Fund gained the most in the following countries:
GERMANY
HONG KONG
FRANCE
AUSTRIA
Conversely, the Fund suffered losses the most in the following countries:
IRELAND
SPAIN
CANADA
LUXEMBOURG
As the Fund invests across its holdings in an approximately equal weighted basis, there are very few differences across its positions in each stock held in the portfolio. However, our largest positions at the fiscal year end were:

ISHARES MSCI EAFE ETF	2.04%
VANGUARD FTSE
ALL-WORLD EX-US	1.89%
SALMAR ASA	1.87%
CHINA RESOURCES
GAS GROUP	1.67%
ASTELLAS PHARMA INC	1.65%

Management’s Discussion of Fund Performance
Toreador International Fund
As of April 30, 2018 (unaudited) — (Continued)

The Fund employs a process that balances valuation, momentum, and corporate performance factors to determine its buy and sell actions.
In any given shorter-term time period, which we tend to typically define as 5 years or less, the market or markets may seem to irrationally price securities resulting in the Fund’s underperformance. However, our experience is that over the long-term, exposure to these factors in the manner we employ tend to result in positive performance.
The Fund’s 3 worst performers were Capita Group, Eldorado Gold and Home Capital Group. Capita Group based in UK was hurt by BREXIT more than investors expected and the stock suffered due to the projected uncertain future sales. Though we suffered a relative big loss, we were able to exit the position before the stock went down an additional 80% from our exit date to April 30, 2018. Two Canadian companies continued to hurt us - Eldorado Gold and Home Capital Group. We exited Home Capital Group as the company continued to experience legal issues related to company disclosures. Eldorado Gold is a still a position we hold that was hurt due to its legal fight with the Greek government over a large mining project. The company won an important ruling against the government which should help to resolve the issues and jumpstart an important mine asset.
The Fund’s 3 best performers were Sino Biopharmaceutical, Software AG and OMV AG. Hong Kong based Sino Biopharmaceutical derives a majority of its revenue in China. The stock did well as it exceeded expectations by growing its profits by 32% in FY2017 and company management expects continued double digit growth for FY2018. Germany’s second biggest software company, Software AG, did well as its sales and margins continued to show good growth in 2017. The company’s stock price suffered a setback in late January when it released a cautious margin outlook for FY2018 due to new accounting regulations. However, the company is excited about its nascent industrial internet business which is expected to grow significantly this year, much faster than original expectations. Austrian energy company OMV AG did well as energy prices rebounded in 2017. We sold the position in 2017 as its trading price exceeded our intrinsic value.
Looking forward, we expect volatility to increase in markets around the world, which may cause short-term pain and under performance. Our answer to this is we will look to continue buying stocks we believe are miss-priced across

Management’s Discussion of Fund Performance
Toreador International Fund
As of April 30, 2018 (unaudited) — (Continued)

countries and sectors. As bottom-up, fundamentally oriented stock pickers, we do not try to forecast country or sector returns to make large bets. Rather we evaluate potential investments, one stock at a time, ensuring its merits rank sufficiently high within our investment criteria to warrant putting your investment capital to work. We do not know how long it will take for such miss-pricings to correct themselves but over time we are confident they will, and your patience with our investment process should be well rewarded.
We thank you for placing your investments and confidence in our Fund.

TOREADOR INTERNATIONAL FUND
Comparison of $100,000 Investment
As of April 30, 2018

	Institutional Shares
		Average Annual Return
	Total Return		Since Inception
	One Year Ended	Five Years Ended	12/27/2012 to
	4/30/18	4/30/18	4/30/18
Toreador International Fund:	11.56%	5.10%	6.66%
MSCI EAFE Index:	14.51%	5.90%	7.45%

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.)

TOREADOR INTERNATIONAL FUND
Comparison of $10,000 Investment
As of April 30, 2018

	Investor Shares
		Average Annual Return
	Total Return	Total Return	Since Inception
	One Year Ended	Five Years Ended	12/27/12 to
	4/30/18	4/30/18	4/30/18
Toreador International Fund:	11.23%	4.82%	6.38%
MSCI EAFE Index:	14.51%	5.90%	7.45%

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.)

TOREADOR INTERNATIONAL FUND
Portfolio Holdings by Industry Sector
As of April 30, 2018 (unaudited)

TOREADOR INTERNATIONAL FUND
Schedule of Investments
As of April 30, 2018

		Fair
	Shares	Value

COMMON STOCK – 92.87%
AUSTRALIA – 5.25%
Aristocrat Leisure Ltd	19,771	$ 399,868
Genworth Mortgage Insurance	161,624	282,763
Quantas Airways Ltd	89,600	389,864
Stockland Corp. Ltd	109,740	342,605
		1,415,100
AUSTRIA – 1.25%
Vienna Insurance Group AG	10,356	337,353
BELGIUM – 1.27%
KBC Groep NV	3,932	343,719
CANADA – 5.27%
Canadian Imperial Bank of Commerce	3,816	332,183
CGI Group, Inc.*	6,837	395,862
Dollarama, Inc.	2,109	243,106
Eldorado Gold Corp.	182,527	173,401
Genworth MI Canada, Inc.	8,522	275,825
		1,420,377
CHINA – 4.17%
China Cinda Asset Management Co., Ltd	847,950	304,680
China Resources Gas Group Ltd	117,400	434,549
CNOOC Ltd-Spon ADR	2,278	385,005
		1,124,234
FINLAND – 1.51%
Stora Enso OYJ-R SHS	20,552	407,826
FRANCE – 8.06%
Atos SE	2,302	311,019
Iliad SA	1,431	286,727
Kering S.A.	732	423,878
Pernod Ricards SA	2,327	386,463
Sanofi ADR	8,654	340,275
Thales SA	3,357	425,590
		2,173,952

See Notes to Financial Statements

TOREADOR INTERNATIONAL FUND
Schedule of Investments
As of April 30, 2018 — (Continued)

		Fair
	Shares	Value

GERMANY – 8.47%
Aroundtown SA	45,932	$ 367,134
Aurubis AG	3,339	298,815
Freenet AG	9,398	298,657
Fresennius SE & Co KGAA	4,407	337,033
Porsche Automobile Holding-P	3,782	323,300
Software AG	6,328	312,188
TUI AG	15,374	348,048
		2,285,175
GREAT BRITAIN – 11.61%
3i Group PLC	29,034	375,903
Berkeley Group Holdings	6,464	361,919
Centrica PLC	182,296	385,510
Compass Group PLC	17,153	367,932
Imperial Brands PLC- Spon ADR	8,945	325,330
Indivior PLC*	62,999	392,492
Persimmon PLC	10,133	378,278
Reckitt Benckiser Group	3,788	296,989
Unilever PLC	4,400	246,268
		3,130,621
HONG KONG – 4.82%
Hang Lung Properties Ltd	138,300	328,467
Kingboard Chemical Holdings, Ltd	74,000	304,550
SINO Biopharmaceutical	154,832	329,459
WH Group LTD	323,902	338,004
		1,300,480
IRELAND – 1.27%
Ryanair Holdings PLC*	18,272	342,176
ITALY – 2.58%
ACEA SpA	18,651	328,105
Snam SpA	76,376	367,482
		695,587
JAPAN – 19.70%
Asahi Glass Co., Ltd	8,300	344,757
Astellas Pharma, Inc.	29,300	430,386
Chiba Bank LTD	40,800	329,984
Coca Cola West Co., Ltd*	9,800	422,306
Dai Nippon Printing Co., LTD	16,100	347,336

See Notes to Financial Statements

TOREADOR INTERNATIONAL FUND
Schedule of Investments
As of April 30, 2018 — (Continued)

		Fair
	Shares	Value

JAPAN (Continued)
Fukuoka Financial Group, Inc.	60,000	$ 321,683
HASEKO Corp.	22,800	359,835
Hitachi Chemical Co. LTD	13,900	305,978
Mitsubishi UFJ Financial Group Inc.	45,200	303,208
Mixi, Inc.	5,400	178,353
Orix Corp.	17,800	313,332
Resona Holdings, Inc.	52,900	301,332
Shinsei Bank, Ltd.	20,500	320,348
Softbank Group Corp. Unsponsored ADR	8,811	335,611
Sumitomo Mitsui Trust Holdings, Inc.	8,250	350,682
Toyota Boshoku Corp.	16,500	348,266
		5,313,397
LUXEMBOURG – 1.09%
Subsea 7 SA	20,882	293,164
NETHERLANDS – 3.52%
Signify N.V.	9,486	289,084
LyondellBasell Indu-Class A	3,136	331,569
Sensata Technologies Holding*	6,467	328,006
		948,659
NEW ZEALAND – 1.47%
Air New Zealand LTD	171,655	395,164
NORWAY – 1.81%
SalMar ASA	10,445	487,926
SPAIN – 2.09%
ACS Actividades Cons Y S	6,000	253,771
Mediaset Espana Comunicacion, S.A.*	32,195	309,190
		562,961
SWEDEN – 2.93%
Swedish Match AB	8,841	397,398
Telia Co. AB	80,046	394,322
		791,720
SWITZERLAND – 4.73%
ABB LTD	13,245	308,211
Adecco SA-REG	4,500	299,334
Lafargeholcim LTD	6,044	337,532
Novartis AG-Spon ADR	4,311	330,611
		1,275,688

See Notes to Financial Statements

TOREADOR INTERNATIONAL FUND
Schedule of Investments
As of April 30, 2018 — (Continued)

		Fair
	Shares	Value
TOTAL COMMON STOCKS – 92.87%
(Cost: $ 22,540,362)		$ 25,045,279

EXCHANGE TRADED FUNDS – 3.79%
iShares MSCI EAFE ETF	7,500	530,550
Vanguard FTSE All-World ex-US ETF	9,000	492,120
		1,022,670
TOTAL EXCHANGE TRADED FUNDS – 3.79%
(Cost: $ 1,003,006)		1,022,670
TOTAL INVESTMENTS – 96.66%
(Cost: $ 23,543,368)		26,067,949
Other assets, net of liabilities – 3.34%		899,572
TOTAL NET ASSETS – 100.00%		$ 26,967,521

*	Non-income producing
ADR – Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements

Management’s Discussion of Fund Performance
Toreador Explorer Fund
As of April 30, 2018 (unaudited)

For the fiscal year ended April 30, 2018, the Toreador Explorer Fund’s (the “Fund”) Investor Class shares returned 13.34% versus 11.54% for the Russell 2000 ® Index. In the same period, the Fund’s Institutional Class shares returned 13.67%.
The fund utilizes a systematic investment process that emphasizes the following core concepts:
1.	Buying companies trading below our estimate of their intrinsic value
2.	Avoiding wealth destroying management teams
3.	Investing across a broad range of economic sectors
For the year, the Fund benefited from stock selections in the following sectors that outperformed their benchmarks:
1.	Financials
2.	Energy
Conversely, the Fund suffered from stock selections in the following sectors that underperformed their benchmarks:
1.	Information Technology
2.	Healthcare
As the Fund invests its holdings in an approximately equal weighted basis within each sector, the weighting differences are small across the Fund’s positions. However, we do have some stocks that have performed very well and poorly, which have had larger impacts on the overall Fund.
Anticipating regulatory relief and benefitting from a robust economy were twin tailwinds for the financial sector. Holdings, Bank of the Internet (BOFI) and Stifel Financial (SF) were top performers for the Fund.
Crude oil spent most of the last 12 months marching slowly upward. Holdings in Diamond Offshore Drilling (DO) and Tidewater (TDW) were top performers for the Fund.
Small stocks in the technology sector have always offered both great reward and peril with the last 12 months being no exception. Cirus Logic (CRUS) and Syaptics (SYNA) were bottom performers for the Fund.

Management’s Discussion of Fund Performance
Toreador Explorer Fund
As of April 30, 2018 (unaudited) — (Continued)

In the healthcare sector, holdings Syneos (SYNH) and Owens & Minor (OMI) were bottom performers.
The Russell 2000® Index has continued to perform well in what increasingly appears to be the late stages of the current multiyear rally. We continue to believe the US small-mid cap. space is expensive. Therefore, it is absolutely critical to be selective when investing in this space, and purchase companies with: valuation appeal, a solid operational track record, positive momentum indicator, and attractive quality traits. We believe that over time, our selection process will lead to strong and sustainable returns that should achieve our goal of beating the total return of the Russell 2000 ® Index.
We thank you for placing your investments and confidence in our Fund.

TOREADOR EXPLORER FUND
Comparison of $100,000 Investment
As of April 30, 2018

	Institutional Shares*
		Average
		Annual Return
	Total Return	Since Inception
	One Year Ended	6/11/15 to
	4/30/18	4/30/18
Toreador Explorer Fund:	13.67%	7.06%
Russell 2000® Index:	11.54%	8.49%

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares. The total cumulative returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

The Russell 2000® Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000® Index. The index represents approximately 8% of the total market capitalization of the Russell 3000® Index.
* Return figures reflect any change in price per share and assume the reinvestment if all dividends.

TOREADOR EXPLORER FUND
Comparison of $10,000 Investment
As of April 30, 2018

	Investor Shares*
		Average
		Annual Return
	Total Return	Since Inception
	One Year Ended	6/30/15 to
	4/30/18	4/30/18
Toreador Explorer Fund:	13.34%	7.32%
Russell 2000® Index:	11.54%	9.07%

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares. The total cumulative returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

The Russell 2000® Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000® Index. The index represents approximately 8% of the total market capitalization of the Russell 3000® Index.
* Return figures reflect any change in price per share and assume the reinvestment if all dividends.

TOREADOR EXPLORER FUND
Portfolio Holdings by Sector
As of April 30, 2018 (unaudited)

TOREADOR EXPLORER FUND
Schedule of Investments
As of April 30, 2018

		Fair
	Shares	Value

COMMON STOCKS – 92.50%
CONSUMER DISCRETIONARY – 10.92%
Asbury Automotive Group Inc.*	2,378	$ 159,445
Big Lots, Inc.	2,802	118,945
Cooper Standard Holdings, Inc.*	1,283	158,835
Extended Stay America, Inc.	7,690	150,570
KB Home	5,216	138,485
Meritage Homes Corp.*	4,234	188,413
Pinnacle Entertainment, Inc.*	6,333	203,416
Planet Fitness Inc “A”	4,829	194,560
Taylor Morrison Home Corp. “A”*	7,087	168,387
Tenneco Inc.	3,384	151,231
ZAGG, Inc.*	12,130	135,856
		1,768,143
CONSUMER STAPLES – 3.16%
Darling Ingredients, Inc.*	9,242	158,408
Fresh Del Monte Produce, Inc.	3,281	161,261
USANA Health Sciences, Inc.*	1,822	192,312
		511,981
ENERGY – 4.03%
PBF Energy, Inc. – Class A	5,372	205,909
Stone Energy Group	5,626	200,286
Tidewater, Inc.*	7,223	247,460
		653,655
FINANCIALS – 15.69%
American Equity Investment Life Holding Co.	6,134	185,247
BofI Holdings, Inc.*	4,278	172,318
Credit Acceptance Corp.*	547	180,969
Encore Capital Group, Inc.*	3,377	150,614
Evercore, Inc.	2,225	225,281
Granite Point Mortgage Trust, Inc.	9,927	165,185
MFA Financial, Inc.	18,802	141,391
MGIC Investment Corp.*	12,522	125,470
NMI Holdings, Inc.*	8,765	121,395
PennyMac Financial Services, Inc.*	7,044	145,106
Primerica, Inc.	1,478	142,997
Radian Group, Inc.	8,113	116,016
The Carlyle Group	7,550	154,775
Virtus Investment Partners, Inc.	1,520	175,332
See Notes to Financial Statements

TOREADOR EXPLORER FUND
Schedule of Investments
As of April 30, 2018 — (Continued)

		Fair
	Shares	Value

FINANCIALS (Continued)
Walker & Dunlop, Inc.	3,191	$ 182,238
World Acceptance Corp.*	1,533	157,133
		2,541,467
HEALTH CARE – 15.44%
Akorn, Inc.*	8,746	126,205
AMN Healthcare Services, Inc.*	2,761	184,573
ANI Pharmaceuticals, Inc.*	2,455	145,704
Diplomat Pharmacy, Inc.*	8,645	188,375
Emergent BioSolutions, Inc.*	3,091	160,299
Encompass Health Corp.	3,153	191,766
Globus Medical, Inc.**	3,172	162,375
Innoviva, Inc.*	12,007	174,102
Integer Holdings Corp.*	3,019	165,743
LifePoint Health, Inc.*	3,361	160,992
Medpace Holdings, Inc.*	4,672	172,817
Merit Medical Systems, Inc.*	3,524	170,914
PRA Health Sciences, Inc.*	2,366	194,414
The Ensign Group, Inc.	5,855	163,179
Tivity Health, Inc.*	3,867	139,019
		2,500,477
INDUSTRIAL – 13.20%
Argan, Inc.	3,798	151,920
ASGN Inc.*	2,605	210,041
Avis Budget Group, Inc.*	3,633	179,507
Beacon Roofing Supply, Inc.*	3,062	149,885
Builders FirstSource, Inc.*	7,897	143,962
Continental Building Products, Inc.*	5,651	158,793
Engility Holdings Inc.*	7,035	178,830
Generac Holdings Inc.*	3,979	179,095
Meritor, Inc.*	6,807	132,532
Milacron Holdings Corp.*	7,636	137,677
The Greenbrier Companies, Inc.	3,240	142,074
TriNet Group, Inc.*	3,516	181,601
TrueBlue, Inc.*	7,213	192,226
		2,138,143

See Notes to Financial Statements

TOREADOR EXPLORER FUND
Schedule of Investments
As of April 30, 2018 — (Continued)

		Fair
	Shares	Value

INFORMATION TECHNOLOGY – 17.03%
ACI Worldwide, Inc.*	6,704	$ 155,868
ADTRAN, Inc.	10,458	153,210
Belden, Inc.	1,990	122,584
Ciena Corp.*	5,991	154,268
Conduent, Inc.*	8,463	164,690
Diodes, Inc.*	5,441	155,341
Electro Scientific Industries, Inc.*	9,142	164,556
ePlus, Inc.*	2,192	175,031
Extreme Networks, Inc.*	13,877	148,484
Ichor Holdings, LTD*	6,700	148,070
ScanSource, Inc.*	4,908	168,344
SMART Global Holdings, Inc.*	5,583	218,574
Stamps.com, Inc.*	845	192,449
Tech Data Corp.*	1,782	135,878
Ultra Clean Holdings, Inc.*	8,051	140,973
Vishay Intertechnology, Inc.	8,852	156,238
Xcerra Corp.*	16,893	204,067
		2,758,625
MATERIALS – 3.79%
Boise Cascade Co.*	4,121	171,434
Platform Specialty Products Corp.*	15,742	158,522
Schnitzer Steel Industries, Inc.	4,678	137,767
Trinseo S.A.	2,008	146,484
		614,207
REAL ESTATE – 5.48%
Empire State Realty Trust, Inc.	10,046	175,001
Mack-Cali Realty Corp.	9,999	171,683
RLJ Lodging Trust	8,912	185,102
Ryman Hospitality Properties, Inc.	2,737	214,526
Xenia Hotels & Resorts, Inc.	6,833	140,691
		887,003
TELECOMMUNICATION SERVICES – 0.76%
Vonage Holdings Corp.*	11,035	123,371
UTILITIES – 3.00%
Hawaiian Electric Industries, Inc.	6,626	229,856
Vistra Energy Corp.*	11,228	256,560
		486,416
See Notes to Financial Statements

TOREADOR EXPLORER FUND
Schedule of Investments
As of April 30, 2018 — (Continued)

		Fair
	Shares	Value
TOTAL COMMON STOCKS – 92.50%
(Cost: $13,289,859)		$ 14,983,488

EXCHANGE TRADED FUNDS – 5.00%
iShares Russell 2000 ETF	5,278	809,223
TOTAL EXCHANGE TRADED FUNDS – 5.00%
(Cost: $793,288)		809,223

MONEY MARKET FUND – 2.15%
Federated Treasury Obligations Fund 1.57%**	347,700	347,700
TOTAL MONEY MARKET FUND – 2.15%
(Cost: $347,700)		347,700
TOTAL INVESTMENTS – 99.65%
(Cost: $14,430,847)		16,140,411
Other assets, net of liabilities – 0.35%		56,603
NET ASSETS – 100.00%		$ 16,197,014

*	Non-Income producing
**	Effective 7 day yield as of April 30, 2018

See Notes to Financial Statements

Management’s Discussion of Fund Performance
Toreador Select Fund
As of April 30, 2018 (Unaudited)

From April 30, 2017 to the fiscal year end of April 30, 2018, the Toreador Select Fund’s (the “Fund”) Investor and Institutional Class shares returned 16.36% and 16.66% respectively, versus 13.27% for the S&P 500® Index.
Toreador Select Fund utilizes a systematic investment process that emphasizes the following core concepts and abide by the following rules:
1.	Buying companies trading below our estimate of their intrinsic value;
2.
Identify companies exhibiting superior quality traits as defined by our research team, such as good wealth creation track record, strong competitive advantage, low correlation with other fund holdings.

3.	Being approximately sector neutral to the S&P 500® Index

Those clearly defined winning rules and good execution have resulted in strong performance in fiscal 2018, as the Fund delivered broad outperformance across sectors. The Fund’s best performing sectors include Technology, Consumer Discretionary, Consumer Staples, and Energy. Nvidia (NVDA), Intel (INTC), MasterCard (MA), Michael Kors (KORS), Constellation (STZ), Valero (VLO) are among the best performing in those winning sectors. Nvidia (NVDA), MasterCard (MA), and Constellation (STZ) continue to benefit from positive secular trends, namely enthusiasm for Artificial Intelligence (AI), Virtual Reality (VR) and autonomous cars for Nvidia, irreversible shift to a cashless society for MasterCard, and fast growth in high end imported Mexican beer for Constellation. Separately, Michael Kors delivered a quick turnaround from its efforts to rejuvenate sales, via enhanced innovation and limiting promotions. Valero benefited from a favorable fundamental environment, with abundant crude oil supply and strong products demand being supported by global economic growth.
On the other hand, Healthcare performed poorly for the Fund in 2018, largely due to the exposure to the mega biotech companies. Celgene (CELG) encountered some setback in its pipeline development and had to lower mid term revenue and EPS guidance. Allergan (AGN) lost a battle to protect its Restasis patent, which would incur generic competition as soon as in calendar 2018. Regardless, we feel confident about the long term strength of those companies’ innovation power and valuation attractiveness.
While the S&P 500® delivered a stunningly positive 2017 helped by a more accommodating regulatory environment and optimism for the passing of a major US corporate tax cut, it underwent some long awaited volatility in the first 4 months of 2018, as worries about rising inflation, a potential trade war with

Management’s Discussion of Fund Performance
Toreador Select Fund
As of April 30, 2018 (Unaudited) — (Continued)

European countries, and China in particular, potential government scrutiny on big tech firms’ business practice, and ongoing shuffling of White House personnel, weighed on investors.
The questions hovering around consumers’ heads remain: what is the timing of the next recession, and will inflation and higher interest rates crush the equity market? While those are important questions to answer, they are not particularly meaningful in guiding our investment practice. As long only and long term focused investors, we do our best to identify and own companies in the Fund that are capable of thriving amid disruptions, have sustainable competitive advantages in the fast changing economy, enjoy strong balance sheets, and command attractive valuation relative to their sector peers. We believe this conviction in value aided by deep understanding of companies’ businesses allow us to own the better companies in the S&P 500® Index universe, which should help the Fund outperform its benchmark more consistently.
Lastly but importantly, we believe the current economy and equity market bear little resemblance to the conditions preceding the last two severe downturns - the burst of the tech bubble from August 2000 to September 2002, and the crash during the Great Recession from late 2007 to early 2009. Right now, the 12 months forward P/E for the S&P 500® Index is at approximately16 times including the tax cut benefit, which suggests an attractive earnings yield of approximately 5.5% relative to the approximately 3.1% yield of the 10-Yr US treasury. Back in 1999/2000, the P/E ratio for the S&P 500® Index was approximately 35 times at the peak, and the earnings yield was approximately 3% relative to the approximately 6% yield for the 10-Yr Treasury. Financial institutions have largely deleveraged since 2008 and their capital positions are strong. For consumers, household debt service payment as a percentage of disposable income is around 10%, down from 13.2% in late 2007 and is the lowest in the past ~30 years. It is true the historically low interest rates are a major factor to the low indebtedness of the US consumers. We are of the belief the next recession will probably be a conventional recession with economic tractions caused by decreasing demand and hopefully it will be relatively easy for the economy to recover from. The stock market may also react relatively benignly to a classic recession. Regardless, we will remain vigilant and focus on the better corporations.
We thank you for placing your investments and confidence in our Fund.

TOREADOR SELECT FUND
Comparison of $100,000 Investment
As of April 30, 2018

	Institutional Class Shares
	Total Return	Average Annual Return
	One Year End	Since Inception
	4/30/18	2/3/17 to 4/30/18
Toreador Select Fund:	16.66%	15.84%
S&P 500® Index:	13.27%	14.42%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.)
The S&P 500® Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of the U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

TOREADOR SELECT FUND
Comparison of $10,000 Investment
As of April 30, 2018

	Investor Class Shares
	Total Return	Average Annual Return
	One Year End	Since Inception
	4/30/18	2/1/17 to 4/30/18
Toreador Select Fund:	16.36%	15.71%
S&P 500® Index:	13.27%	15.08%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.)
The S&P 500® Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of the U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

TOREADOR SELECT FUND
Portfolio Holdings by Sector
As of April 30, 2018 (unaudited)

TOREADOR SELECT FUND
Schedule of Investments
As of April 30, 2018

		Fair
	Shares	Value

COMMON STOCKS – 97.59%
CONSUMER DISCRETIONARY – 12.78%
Aptiv PLC	8,737	$ 738,976
Darden Restaurants, Inc.	8,191	760,616
LKQ Corp.*	21,277	660,013
Lowe’s Companies, Inc.	8,981	740,304
Michael Kors Holdings LTD*	11,841	810,161
Target Corp.	10,612	770,431
		4,480,501
CONSUMER STAPLES – 8.09%
Constellation Brands	2,388	556,714
CVS Health Corp.	8,247	575,888
Tyson Foods Inc. “A”	7,916	554,912
Walgreens Boots Alliance, Inc.	8,572	569,609
Wal-Mart Stores, Inc.	6,521	576,848
		2,833,971
ENERGY – 5.49%
Chevron Corp.	3,876	484,926
ConocoPhillips	7,246	474,613
National Oilwell Varco, Inc.	12,041	465,625
Valero Energy Corp.	4,484	497,410
		1,922,574
FINANCIALS – 14.50%
The Allstate Corp.	7,703	753,508
Ameriprise Financial, Inc.	5,037	706,238
Bank of America Corp.	24,229	724,932
Capital One Financial Corp.	7,842	710,642
JP Morgan Chase & Co.	6,686	727,303
The Travelers Cos., Inc.	5,479	721,036
Unum Group	15,290	739,730
		5,083,389
HEALTH CARE – 12.96%
Allergan PLC	4,085	627,660
Biogen, Inc.*	2,389	653,630
Celgene Corp.*	7,442	648,198
Danaher Corp.	6,556	657,698
Gilead Sciences, Inc.	8,701	628,473
See Notes to Financial Statements

TOREADOR SELECT FUND
Schedule of Investments
As of April 30, 2018 — (Continued)

		Fair
	Shares	Value

HEALTH CARE (Continued)
McKesson Corp.	4,306	$ 672,640
Thermo Fisher Scientific Inc.	3120	656,292
		4,544,591
INDUSTRIAL – 9.41%
Alaska Air Group, Inc.	8,744	567,748
Quanta Services, Inc.*	16,529	537,193
Roper Technologies, Inc.	2,077	548,723
Stanley Black & Decker, Inc.	3,772	534,078
Stericyle, Inc.*	9,314	546,825
Union Pacific Corp.	4,210	562,582
		3,297,149
INFORMATION TECHNOLOGY – 23.59%
Alphabet Inc. Class A*	872	888,202
Apple, Inc.	5,491	907,443
Cisco Systems, Inc.	21,262	941,694
eBAY Inc.*	23,592	893,665
Fiserv, Inc.*	13,108	928,833
HP Inc.	42,399	911,155
Intel Corp.	18,391	949,343
Mastercard Inc.	5,327	949,644
NVIDIA Corp.	4,004	900,500
		8,270,479
MATERIALS – 2.82%
CF Industries Holdings, Inc.	12,514	485,543
Ecolab, Inc.	3,464	501,483
		987,026
REAL ESTATE – 2.62%
Host Hotels & Resorts, Inc.	47,005	919,418
TELECOMMUNICATION SERVICES – 2.72%
Verizon Communications, Inc.	19,296	952,258
UTILITIES – 2.61%
DTE Energy Co.	4,305	453,747
Public Service Enterprise Group	8,862	462,153
		915,900
TOTAL COMMON STOCKS – 97.59%
(Cost: $ 34,519,736)		34,207,256
See Notes to Financial Statements

TOREADOR SELECT FUND
Schedule of Investments
As of April 30, 2018 — (Continued)

		Fair
	Shares	Value

EXCHANGE TRADED FUNDS – 1.31%
Large Cap – 1.31%
SPDR S&P 500 ETF Trust	1,740	$ 460,247
TOTAL EXCHANGE TRADED FUNDS – 1.31%
(Cost: $ 455,390)		460,247

MONEY MARKET FUND – 1.61%
Federated Treasury Obligation Fund 1.57%**	565,204	565,204
(Cost: $565,204)
TOTAL INVESTMENTS – 100.51%
(Cost: $ 35,540,330)		35,232,707
Liabilities, net of other assets – (0.51)%		(178,545)
NET ASSETS – 100%		$ 35,054,162

*	Non-income producing
**	Effective 7 day yield as of April 30, 2018

See Notes to Financial Statements

TOREADOR FUNDS
Statements of Assets & Liabilities
As of April 30, 2018

		Toreador
	Toreador	International
	Core Fund	Fund
ASSETS
Investments at fair value (identified cost of $147,932,399,
$23,543,368, $14,430,847 and $35,540,330 respectively)	$174,100,772	$26,067,949
Foreign currency at fair value (cost of $45,272)	—	44,382
Cash and cash equivalents	—	653,996
Unrealized appreciation spot payable	—	12
Receivable for securities sold	—	—
Receivable for capital stock sold	2,449,560	27,687
Dividends and interest receivable	85,398	181,538
Prepaid expenses	56,594	28,435
TOTAL ASSETS	176,692,324	27,003,999
LIABILITIES
Liabilities in excess of bank balance	112	—
Payable for securities purchased	—	—
Payable for capital stock redeemed	364,427	7,000
Accrued investment management fees	51,192	11,468
Accrued 12b-1 fees	2,364	254
Accrued administrative and transfer agent	5,682	1,385
Accrued accounting fees	2,622	9,450
Accrued professional fees	18,956	—
Other accrued expenses	1,612	6,921
TOTAL LIABILITIES	446,967	36,478
NET ASSETS	$176,245,357	$26,967,521
Net Assets Consist of :
Paid-in-capital	$133,472,000	$26,591,219
Accumulated net investment income (loss)	254,427	395,368
Accumulated net realized gain (loss) on investments and foreign
currency transactions	16,350,557	(2,542,776)
Net unrealized appreciation (depreciation) on investments
and foreign currency	26,168,373	2,523,710
Net Assets	$176,245,357	$26,967,521

See Notes to Financial Statements

TOREADOR FUNDS
Statements of Assets & Liabilities
As of April 30, 2018 — (Continued)

		Toreador
	Toreador	International
	Core Fund	Fund
NET ASSET VALUE PER SHARE
Institutional Class Shares:
Net Assets	$76,748,600	$17,662,009
Shares Outstanding (unlimited number of shares of beneficial
interest authorized without par value)	4,318,358	883,476
Net Asset Value and Offering Price Per Share	$17.77	$19.99
Short-Term Redemption Fee Price Per Share (A)	$17.42	$19.59
Investor Class Shares:
Net Assets	$99,496,757	$9,305,512
Shares Outstanding (unlimited number of shares of beneficial
interest authorized without par value)	5,608,425	497,021
Net Asset Value and Offering Price Per Share	$17.74	$18.72
Short-Term Redemption Fee Price Per Share (A)	$17.39	$18.35

(A)	Toreador Funds will impose a 2% redemption fee on shares redeemed within 60 days of purchase.

See Notes to Financial Statements

TOREADOR FUNDS
Statements of Assets & Liabilities
As of April 30, 2018 — (Continued)

	Toreador	Toreador
	Explorer Fund	Select Fund
ASSETS
Investments at fair value (identified cost of $147,932,399,
$23,543,368, $14,430,847 and $35,540,330 respectively)	$16,140,411	$35,232,707
Foreign currency at fair value (cost of $45,272)	—	—
Cash and cash equivalents	—	—
Unrealized appreciation spot payable	—	—
Receivable for securities sold	—	1,978,182
Receivable for capital stock sold	42,561	9,806,189
Dividends and interest receivable	1,883	16,404
Prepaid expenses	15,276	19,152
TOTAL ASSETS	16,200,131	47,052,634
LIABILITIES
Liabilities in excess of bank balance	—	—
Payable for securities purchased	—	11,987,157
Payable for capital stock redeemed	—	—
Accrued investment management fees	1,689	9,015
Accrued 12b-1 fees	—	834
Accrued administrative and transfer agent	748	789
Accrued accounting fees	234	260
Accrued professional fees	—	—
Other accrued expenses	446	417
TOTAL LIABILITIES	3,117	11,998,472
NET ASSETS	$16,197,014	$35,054,162
Net Assets Consist of :
Paid-in-capital	$13,501,704	$35,117,378
Accumulated net investment income (loss)	—	35,534
Accumulated net realized gain (loss) on investments and
foreign currency transactions	985,745	208,873
Net unrealized appreciation (depreciation) on investments
and foreign currency	1,709,565	(307,623)
Net Assets	$16,197,014	$35,054,162

See Notes to Financial Statements

TOREADOR FUNDS
Statements of Assets & Liabilities
As of April 30, 2018 — (Continued)

	Toreador	Toreador
	Explorer Fund	Select Fund
NET ASSET VALUE PER SHARE
Institutional Class Shares:
Net Assets	$13,882,533	$30,752,252
Shares Outstanding (unlimited number of shares of beneficial
interest authorized without par value)	1,162,742	2,615,142
Net Asset Value and Offering Price Per Share	$11.94	$11.76
Short-Term Redemption Fee Price Per Share (A)	$11.70	$11.52
Investor Class Shares:
Net Assets	$2,314,481	$4,301,910
Shares Outstanding (unlimited number of shares of beneficial
interest authorized without par value)	195,110	366,272
Net Asset Value and Offering Price Per Share	$11.86	$11.75
Short-Term Redemption Fee Price Per Share (A)	$11.62	$11.52

(A)	Toreador Funds will impose a 2% redemption fee on shares redeemed within 60 days of purchase.

See Notes to Financial Statements

TOREADOR FUNDS
Statements of Operations
For the year ended April 30, 2018

		Toreador
	Toreador	International
	Core Fund	Fund
INVESTMENT INCOME
Dividend *	$2,316,013	$1,304,555
Interest	15,760	3,556
Total investment income	2,331,773	1,308,111
EXPENSES
Investment management fees (Note 2)	1,432,698	576,213
Rule 12b-1 and servicing fees (Note 2)
Investor Class	222,720	28,452
Class C	—	1,006
Recordkeeping and fund administrative services (Note 2)	85,959	27,637
Accounting fees (Note 2)	65,820	41,837
Custody fees	19,015	55,680
Transfer agent fees (Note 2)	44,100	20,725
Professional fees	88,457	38,360
Filing and registration fees	71,000	70,000
Trustees fees	14,272	5,534
Compliance fees	17,048	6,505
Shareholder services and reports	31,416	14,498
Shareholder servicing (Note 2)
Institutional Class	47,781	9,136
Investor Class	66,993	16,313
Class C	—	574
Insurance	4,457	3,914
Proxy fees	35,077	7,915
Other	46,565	17,228
Total expenses	2,293,378	941,527
Management fee waivers (Note 2)	(523,289)	(85,689)
Net Expenses	1,770,089	855,838
Net investment income (loss)	561,684	452,273

See Notes to Financial Statements

TOREADOR FUNDS
Statements of Operations
For the year ended April 30, 2018 — (Continued)

		Toreador
	Toreador	International
	Core Fund	Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	$16,555,636	$7,015,326
Net realized gain (loss) on foreign currency transactions	—	9,018
Net increase (decrease) in unrealized appreciation
(depreciation) of investments	7,721,623	764,866
Net increase (decrease) in unrealized appreciation
(depreciation) of foreign currencies	—	4,477
Net realized and unrealized gain (loss) on investments
and foreign currencies and related transactions	24,277,259	7,793,687
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$24,838,943	$8,245,960
* Net of foreign tax withheld	$160	$158,492

See Notes to Financial Statements

TOREADOR FUNDS
Statements of Operations
For the year ended April 30, 2018 — (Continued)

	Toreador	Toreador
	Explorer Fund	Select Fund
INVESTMENT INCOME
Dividend *	$124,206	$138,136
Interest	3,016	1,258
Total investment income	127,222	139,394
EXPENSES
Investment management fees (Note 2)	165,182	75,422
Rule 12b-1 and servicing fees (Note 2)
Investor Class	6,447	9,161
Class C	—	—
Recordkeeping and fund administrative services (Note 2)	7,853	4,327
Accounting fees (Note 2)	6,020	3,144
Custody fees	3,905	5,790
Transfer agent fees (Note 2)	8,525	7,004
Professional fees	12,346	9,190
Filing and registration fees	29,000	18,000
Trustees fees	1,350	556
Compliance fees	2,591	1,312
Shareholder services and reports	23,731	7,509
Shareholder servicing (Note 2)
Institutional Class	9,688	3,451
Investor Class	4,583	8,955
Class C	—	—
Insurance	3,403	1,267
Proxy fees	349	—
Other	12,503	7,783
Total expenses	297,476	162,871
Management fee waivers (Note 2)	(153,184)	(87,695)
Net Expenses	144,292	75,176
Net investment income (loss)	(17,070)	64,218

See Notes to Financial Statements

TOREADOR FUNDS
Statements of Operations
For the year ended April 30, 2018 — (Continued)

	Toreador	Toreador
	Explorer Fund	Select Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	$1,321,332	$273,788
Net realized gain (loss) on foreign currency transactions	—	—
Net increase (decrease) in unrealized appreciation
(depreciation) of investments	494,116	(310,868)
Net increase (decrease) in unrealized appreciation
(depreciation) of foreign currencies	—	—
Net realized and unrealized gain (loss) on investments
and foreign currencies and related transactions	1,815,448	(37,080)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,798,378	$27,138
* Net of foreign tax withheld	$—	$14

See Notes to Financial Statements

TOREADOR FUNDS
Statements of Changes in Net Assets

	Toreador		Toreador
	Core Fund		International Fund
	Year ended	Year ended	Year ended	Year ended
	April 30,	April 30,	April 30,	April 30,
	2018	2017	2018	2017

Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$561,684	$609,048	$452,273	$617,116
Net realized gain (loss) on investments
and foreign currency transactions	16,555,636	5,576,530	7,024,344	(104,691)
Net increase (decrease) in unrealized
appreciation (depreciation)
of investments and
foreign currencies	7,721,623	16,517,047	769,343	3,613,837
Increase (decrease) in net assets
from operations	24,838,943	22,702,625	8,245,960	4,126,262
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Institutional Class	(332,196)	(524,518)	(318,079)	(424,695)
Retail Class (A)	—	(217,806)	—	—
Investor Class	(285,825)	—	(55,580)	(45,817)
Class C	—	—	—	—
Net realized gains
Institutional Class	(1,991,476)	(3,172,201)	—	—
Retail Class (A)	—	(1,989,702)	—	—
Investor Class	(2,732,513)	—	—	—
Class C	—	—	—	—
Decrease in net assets
from distributions	(5,342,010)	(5,904,227)	(373,659)	(470,512)
CAPITAL STOCK TRANSACTIONS (Note 5)
Shares sold
Institutional Class	29,735,224	7,736,322	5,278,623	7,327,682
Retail Class (A)	—	22,620,239	—	—
Investor Class	143,318,301	—	1,988,115	3,141,401
Class C	—		4,210	14,430
Distributions reinvested
Institutional Class	1,177,444	2,119,912	84,227	106,002
Retail Class (A)	—	2,040,520	—	—
Investor Class	2,925,852	—	54,196	44,529
Class C	—	—	—	—
Shares redeemed
Institutional Class	(26,808,015)	(28,396,333)**	(38,015,541)	(13,626,112)
Retail Class (A)	—	(29,833,032)**	—	—
Investor Class	(113,146,625)	—	(5,320,711)	(9,750,393)
Class C	—		(296,879)	(51,317)
Increase (decrease) in net assets from
capital stock transactions	37,202,181	(23,712,372)	(36,223,760)	(12,793,778)

See Notes to Financial Statements

TOREADOR FUNDS
Statements of Changes in Net Assets (Continued)

	Toreador		Toreador
	Core Fund		International Fund
	Year ended	Year ended	Year ended	Year ended
	April 30,	April 30,	April 30,	April 30,
	2018	2017	2018	2017
NET ASSETS
Increase (decrease) during period	$56,699,114	$(6,913,974)	$(28,351,459)	$(9,138,028)
Beginning of period	119,546,243	126,460,217	55,318,980	64,457,008
End of period***	$176,245,357	$119,546,243	$26,967,521	$55,318,980
*** Includes undistributed net
investment income (loss) of:	$254,427	$310,764	$395,368	$307,736

*	Inception date.
(A)	Retail Class shares are only applicable to the Toreador Core Fund

See Notes to Financial Statements

TOREADOR FUNDS
Statements of Changes in Net Assets (Continued)

	Toreador		Toreador
	Explorer Fund		Select Fund
				For the
				period
				February 1,
	Year ended	Year ended	Year ended	2017* to
	April 30,	April 30,	April 30,	April 30,
	2018	2017	2018	2017

Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$(17,070)	$(11,682)	$64,218	$2,417
Net realized gain (loss) on investments
and foreign currency transactions	1,321,332	265,276	273,788	49,230
Net increase (decrease) in unrealized
appreciation (depreciation)
of investments and
foreign currencies	494,116	1,618,191	(310,868)	3,245
Increase (decrease) in net assets
from operations	1,798,378	1,871,785	27,138	54,892
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Institutional Class	—	—	(16,018)	—
Retail Class (A)	—	—	—	—
Investor Class	—	—	(15,083)	—
Class C	—	—	—	—
Net realized gains
Institutional Class	(246,127)	—	(47,442)	—
Retail Class (A)	—	—	—	—
Investor Class	(49,061)	—	(66,703)	—
Class C	—	—	—	—
Decrease in net assets
from distributions	(295,188)	—	(145,246)	—
CAPITAL STOCK TRANSACTIONS (Note 5)
Shares sold
Institutional Class	4,835,743	1,251,801	31,542,437	479,750
Retail Class (A)	—	—	—	—
Investor Class	307,034	766,109	3,080,441	3,075,616
Class C	—	—	—	—
Distributions reinvested
Institutional Class	194,638	—	26,471	—
Retail Class (A)	—	—	—	—
Investor Class	40,353	—	81,786	—
Class C	—		—	—
Shares redeemed
Institutional Class	(1,545,908)	(543,961)	(733,150)	—
Retail Class (A)	—	—	—	—
Investor Class	(1,012,345)	(902,243)	(2,381,556)	(54,417)
Class C	—	—	—
Increase (decrease) in net assets from
capital stock transactions	2,819,515	571,706	31,616,429	3,500,949

See Notes to Financial Statements

TOREADOR FUNDS
Statements of Changes in Net Assets (Continued)

	Toreador		Toreador
	Explorer Fund		Select Fund
				For the
				period
				February 1,
	Year ended	Year ended	Year ended	2017* to
	April 30,	April 30,	April 30,	April 30,
	2018	2017	2018	2017
NET ASSETS
Increase (decrease) during period	$4,322,705	$2,443,491	$31,498,321	$3,555,841
Beginning of period	11,874,309	9,430,818	3,555,841	—
End of period***	$16,197,014	$11,874,309	$35,054,162	$3,555,841
*** Includes undistributed net
investment income (loss) of:	$—	$—	$35,534	$2,417

*	Inception date.
(A)	Retail Class shares are only applicable to the Toreador Core Fund

See Notes to Financial Statements

TOREADOR CORE FUND
Financial Highlights
Selected per Share Data Throughout each Year

Institutional Class Shares
Years ended April 30,
2018	2017	2016	2015	2014

Net asset value, beginning of year	$15.64	$13.20	$14.68	$13.88	$12.21

Investment activities
Net investment income (loss)(1)	0.08	0.10	0.08	0.06	0.05
Net realized and unrealized gain (loss)
on investments and options
contracts purchased	2.60	3.25	(1.25)	1.86	2.84
Total from investment activities	2.68	3.35	(1.17)	1.92	2.89

Distributions
Net investment income	(0.08)	(0.13)	(0.08)	(0.04)	(0.04)
Net realized gain	(0.47)	(0.78)	(0.23)	(1.08)	(1.18)
Total distributions	(0.55)	(0.91)	(0.31)	(1.12)	(1.22)
Paid-in capital from redemption fees	—	—	—	(A)	—	(A)	—	(A)
Net asset value, end of year	$17.77	$15.64	$13.20	$14.68	$13.88
Total Return	17.10%	25.87%	(8.12%)	13.86%	23.97%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.29%	1.40%	1.18%	1.25%	1.33%
Expenses, excluding proxy costs and
before management fee waivers
and reimbursements	1.27%	1.32%	NA	NA	NA
Expenses, net of management fee waivers
and reimbursements	0.97%	1.03%	0.95%	0.95%	0.95%
Expenses, excluding proxy costs and net of
management fee waivers and
reimbursements	0.95%	0.95%	NA	NA	NA
Net investment income (loss)	0.49%	0.70%	0.56%	0.45%	0.39%
Portfolio turnover rate	75.46%	70.65%	67.73%	64.00%	95.00%
Net assets, end of year (000’s)	$76,749	$63,035	$71,174	$76,495	$48,047

(A)	Less than $0.01 per share.
(1)	Per share amounts calculated using the average number of shares outstanding throughout each year.

See Notes to Financial Statements

TOREADOR CORE FUND
Financial Highlights (Continued)
Selected per Share Data Throughout each Year

Investor Class Shares(2)
Years ended April 30,
2018	2017	2016	2015	2014

Net asset value, beginning of year	$15.63	$13.19	$14.66	$13.87	$12.20

Investment activities
Net investment income (loss)(1)	0.04	0.06	0.04	0.02	0.01
Net realized and unrealized gain (loss)
on investments and options
contracts purchased	2.59	3.25	(1.24)	1.85	2.85
Total from investment activities	2.63	3.31	(1.20)	1.87	2.86

Distributions
Net investment income	(0.05)	(0.09)	(0.04)	—	(0.01)
Net realized gain	(0.47)	(0.78)	(0.23)	(1.08)	(1.18)
Total distributions	(0.52)	(0.87)	(0.27)	(1.08)	(1.19)
Paid-in capital from redemption fees	—	—	—	(A)	—	(A)	—	(A)
Net asset value, end of year	$17.74	$15.63	$13.19	$14.66	$13.87
Total Return	16.79%	25.53%	(8.30%)	13.57%	23.72%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.55%	1.58%	1.43%	1.50%	1.58%
Expenses, excluding proxy costs and
before management fee waivers
and reimbursements	1.53%	1.50%	NA	NA	NA
Expenses, net of management fee waivers
and reimbursements	1.22%	1.28%	1.20%	1.20%	1.20%
Expenses, excluding proxy costs and
net of management fee waivers
and reimbursements	1.20%	1.20%	NA	NA	NA
Net investment income (loss)	0.24%	0.45%	0.31%	0.20%	0.15%
Portfolio turnover rate	75.46%	70.65%	67.73%	64.00%	95.00%
Net assets, end of year (000’s)	$99,497	$56,511	$55,286	$74,294	$51,700

(A)	Less than $0.01 per share.
(1)	Per share amounts calculated using the average number of shares outstanding throughout each year.
(2)	Investor Class shares were previously Retail Class shares. Effective September 15, 2017, the Retail Class shares were reorganized into Investor Class shares.

See Notes to Financial Statements

TOREADOR INTERNATIONAL FUND
Financial Highlights (Continued)
Selected per Share Data Throughout each Period

	Institutional Class Shares
				Period
				September 1,
	Years ended April 30,			2014 to		Years ended August 31,
	2018	2017	2016	April 30, 2015(2)		2014	2013(A)

Net asset value, beginning
of period	$18.04	$16.71	$18.54	$18.73		$16.15	$14.79

Investment activities
Net investment income (loss)(1)	0.17	0.19	0.19	0.10		0.29	(0.07)
Net realized and unrealized
gain (loss) on investments
and foreign currency
transactions	1.91	1.29	(1.86)	(0.15)		2.29	1.43
Total from investment activities	2.08	1.48	(1.67)	(0.05)		2.58	1.36

Distributions
Net investment income	(0.13)	(0.15)	(0.16)	(0.14)		—	—
Total distributions	(0.13)	(0.15)	(0.16)	(0.14)		—	—
Net asset value, end of period	$19.99	$18.04	$16.71	$18.54		$18.73	$16.15
Total Return	11.56%	8.97%	(9.03%)	(0.19	%)**	15.98%	9.20%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.80%	1.72%	1.58%	1.64	%*	2.05%	3.49%
Expenses, excluding proxy costs
and before management
fee waivers and reimbursements
and recovery of previously
waived fees	1.78%	1.64%	NA	NA		NA	NA
Expenses, net of management fee
waivers, expense reimbursements
and recovery of previously
waived fees	1.69%	1.72%	1.58%	1.75	%*	1.75%	2.02%
Expenses, excluding proxy costs
and net of management fee
waivers and reimbursements	1.67%	1.64%	NA	NA		NA	NA
Net investment income (loss)	0.89%	1.15%	1.09%	0.89	%*	1.55%	(0.45%)
Portfolio turnover rate	65.53%	33.87%	60.30%	39.73	%**	162.80%	224.42%
Net assets, end of period (000’s)	$17,662	$43,686	$46,931	$49,291		$48,391	$1,151

*	Annualized
**	Not annualized
(A)
Effective December 27, 2012, the shareholders voted to approve Toreador Research & Trading, LLC to act as investment advisor to the Fund and to change the Fund’s investment objective and strategy from a Russia focused fund to an international fund.

(1)	Per share amounts calculated using the average number of shares outstanding throughout the period.
(2)	On January 27, 2015, the Board of Trustees approved that the fiscal year end be April 30.

See Notes to Financial Statements

TOREADOR INTERNATIONAL FUND
Financial Highlights (Continued)
Selected per Share Data Throughout each Period

	Investor Class Shares(2)
				Period
				September 1,
	Years ended April 30,			2014 to		Years ended August 31,
	2018	2017	2016	April 30, 2015(3)		2014	2013(A)

Net asset value, beginning
of period	$16.91	$15.62	$17.34	$17.52		$15.14	$13.90

Investment activities
Net investment income (loss)(1)	0.17	0.13	0.13	0.07		0.22	(0.10)
Net realized and unrealized
gain (loss) on investments and
foreign currency transactions	1.73	1.21	(1.73)	(0.14)		2.16	1.34
Total from investment activities	1.90	1.34	(1.60)	(0.07)		2.38	1.24

Distributions
Net investment income	(0.09)	(0.05)	(0.12)	(0.11)		—	—
Total distributions	(0.09)	(0.05)	(0.12)	(0.11)		—	—
Net asset value, end of period	$18.72	$16.91	$15.62	$17.34		$17.52	$15.14
Total Return	11.23%	8.65%	(9.26%)	(0.34	%)**	15.72%	8.92%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.17%	2.04%	1.83%	1.89	%*	2.30%	3.74%
Expenses, excluding proxy costs
and before management fee
waivers and reimbursements
and recovery of previously
waived fees	2.15%	1.96%	NA	NA		NA	NA
Expenses, net of management fee
waivers, expense reimbursements
and recovery of previously
waived fees	1.78%	2.04%	1.83%	2.00	%*	2.00%	2.27%
Expenses, excluding proxy costs
and net of management fee
waivers and reimbursements	1.76%	1.96%	NA	NA		NA	NA
Net investment income (loss)	0.95%	0.83%	0.84%	0.64	%*	1.30%	(0.70%)
Portfolio turnover rate	65.53%	33.87%	60.30%	39.73	%**	162.80%	224.42%
Net assets, end of period (000’s)	$9,306	$11,351	$17,228	$21,271		$17,499	$9,179

*	Annualized
**	Not annualized
(A)
Effective December 27, 2012, the shareholders voted to approve Toreador Research & Trading, LLC to act as investment advisor to the Fund and to change the Fund’s investment objective and strategy from a Russia focused fund to an international fund.

(1)	Per share amounts calculated using the average number of shares outstanding throughout the period.
(2)	Effective January 2, 2013, Class A shares were re-designated Investor Shares. On August 28, 2017 all Class C Shares were converted to Investor Class Shares.
(3)	On January 27, 2015, the Board of Trustees approved that the fiscal year end be April 30.

See Notes to Financial Statements

TOREADOR EXPLORER FUND
Financial Highlights (Continued)
Selected per Share Data Throughout each Period

	Institutional Class Shares
			Period
	Years ended April 30,		June 11, 2015* to
	2018	2017	April 30, 2016

Net asset value, beginning of period	$10.71	$8.96	$10.00

Investment activities
Net investment income (loss)(1)	— (2)	— (2)	—	(2)
Net realized and unrealized gain (loss)
on investments	1.46	1.75	(1.04)
Total from investment activities	1.46	1.75	(1.04)

Distributions
Net investment income	—	—	—
Net realized gain	(0.23)	—	—
Total distributions	(0.23)	—	—
Net asset value, end of period	$11.94	$10.71	$8.96
Total Return	13.67%	19.53%	(10.40	%)***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.97%	2.71%	2.63	%**
Expenses, excluding proxy costs and before
management fee waivers and
reimbursements	1.97%	2.62%	2.63	%**
Expenses, net of management fee waivers
and reimbursements	0.94%	1.23%	1.14	%**
Expenses, excluding proxy costs and net of
management fee waivers and
reimbursements	0.94%	1.14%	1.14	%**
Net investment income (loss)	0.04%	(0.05%)	(0.01	%)**
Portfolio turnover rate	82.63%	73.93%	147.10	%***
Net assets, end of period (000’s)	$13,883	$9,172	$7,048

*	Inception date
**	Annualized
***	Not annualized
(1)	Per share amounts calculated using the average number of shares outstanding throughout each period.
(2)	Less than $0.01 per share.

See Notes to Financial Statements

TOREADOR EXPLORER FUND
Financial Highlights (Continued)
Selected per Share Data Throughout each Period

	Investor Class Shares
			Period
	Years ended April 30,		June 30, 2015* to
	2018	2017	April 30, 2016

Net asset value, beginning of period	$10.67	$8.95	$9.90

Investment activities
Net investment income (loss)(1)	(0.03)	(0.03)	(0.01)
Net realized and unrealized gain (loss)
on investments	1.45	1.75	(0.94)
Total from investment activities	1.42	1.72	(0.95)

Distributions
Net investment income	—	—	—
Net realized gain	(0.23)	—	—
Total distributions	(0.23)	—	—
Net asset value, end of period	$11.86	$10.67	$8.95
Total Return	13.34%	19.22%	(9.60	%)***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.42%	2.96%	2.88	%**
Expenses, excluding proxy costs and before
management fee waivers and
reimbursements	2.42%	2.87%	2.88	%**
Expenses, net of management fee waivers
and reimbursements	1.22%	1.48%	1.39	%**
Expenses, excluding proxy costs and net of
management fee waivers and
reimbursements	1.22%	1.39%	1.39	%**
Net investment income (loss)	(0.24%)	(0.30%)	(0.19	%)**
Portfolio turnover rate	82.63%	73.93%	147.10	%***
Net assets, end of period (000’s)	$2,314	$2,703	$2,383

*	Inception date
**	Annualized
***	Not annualized
(1)	Per share amounts calculated using the average number of shares outstanding throughout each period.

See Notes to Financial Statements

TOREADOR SELECT FUND
Financial Highlights (Continued)
Selected per Share Data Throughout each Period

	Institutional Class Shares
		Period
	Year ended	February 3, 2017* to
	April 30, 2018	April 30, 2017

Net asset value, beginning of period	$10.30	$10.02

Investment activities
Net investment income (loss)(1)	0.10	0.01
Net realized and unrealized gain (loss)
on investments	1.62	0.27
Total from investment activities	1.72	0.28

Distributions
Net investment income	(0.07)	—
Net realized gain	(0.19)	—
Total distributions	(0.26)	—
Net asset value, end of period	$11.76	$10.30
Total Return	16.66%	2.79	%***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.67%	3.31	%**
Expenses, net of management fee waivers
and reimbursements	0.76%	0.95	%**
Net investment income (loss)	0.82%	0.56	%**
Portfolio turnover rate	211.64%	131.67	%***
Net assets, end of period (000’s)	$30,752	$489

*	Inception date
**	Annualized
***	Not annualized
(1)	Per share amounts calculated using the average number of shares outstanding throughout each period.

See Notes to Financial Statements

TOREADOR SELECT FUND
Financial Highlights (Continued)
Selected per Share Data Throughout each Period

	Investor Class Shares
		Period
	Year ended	February 1, 2017* to
	April 30, 2018	April 30, 2017

Net asset value, beginning of period	$10.30	$10.00

Investment activities
Net investment income (loss)(1)	0.08	0.01
Net realized and unrealized gain (loss)
on investments	1.60	0.29
Total from investment activities	1.68	0.30

Distributions
Net investment income	(0.04)	—
Net realized gain	(0.19)	—
Total distributions	(0.23)	—
Net asset value, end of period	$11.75	$10.30
Total Return	16.36%	3.00	%***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.30%	3.56	%**
Expenses, net of management fee waivers
and reimbursements	1.07%	1.20	%**
Net investment income (loss)	0.71%	0.31	%**
Portfolio turnover rate	211.64%	131.67	%***
Net assets, end of period (000’s)	$4,302	$3,067

*	Inception date
**	Annualized
***	Not annualized
(1)	Per share amounts calculated using the average number of shares outstanding throughout each period.

See Notes to Financial Statements

TOREADOR FUNDS
Notes to the Financial Statements
April 30, 2018

NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES
The Toreador Core Fund, the Toreador International Fund, the Toreador Explorer Fund, and the Toreador Select Fund (the “Funds”) are diversified series of the World Funds Trust (the “Trust”) which was organized as a Delaware statutory trust and is registered under The Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company. The Toreador Core Fund was established in December 2005 as a series of Unified Series Trust (“UST”). On May 8, 2015, the Toreador Core Fund (“Core Fund”) was reorganized from UST into the Trust. On September 15, 2017 the Retail Class shares of the Core Fund were reorganized into Investor Class shares. The Toreador International Fund (“International Fund”), formerly the Third Millennium Russia Fund, was established in June, 1998 as a series of The World Funds, Inc. (“TWF”). Initial outside investors purchased Class A shares of the International Fund on June 29, 1998. However, investment operations of the International Fund did not commence for Class A shares until October 1, 1998. Commencement of operations for Class C shares was December 3, 2003 and January 30, 2004 for Institutional Class shares. Effective December 27, 2012, the shareholders voted to approve Toreador Research & Trading, LLC to act as investment adviser to the International Fund and to change the International Fund’s investment objective and strategy from a Russia focused fund to an international fund. Effective January 2, 2013, the Class A shares were re-designated as Investor Class shares. On August 15, 2014, the International Fund was reorganized from TWF into the Trust. On January 27, 2015, the Trust’s Board approved that the fiscal year end for the International Fund be set as April 30. On August 28, 2017, all Class C shares of the International Fund were converted into Investor Class shares. The Toreador Explorer Fund (“Explorer Fund”) commenced operations for Institutional shares on June 11, 2015 and on June 30, 2015 for Investor shares. The Toreador Select Fund (“Select Fund”) commenced operations for Institutional shares on February 3, 2017 and February 1, 2017 for Investor shares.
The investment objective of the Funds is to seek long-term capital appreciation.
The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

TOREADOR FUNDS
Notes to the Financial Statements
April 30, 2018 — (Continued)

Security Valuation
The Funds’ securities are valued at current market prices. Investments in securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the average of the bid and ask price on the valuation date. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund’s Board of Trustees. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Funds’ officers in a manner specifically authorized by the Board of Trustees of the Funds. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Funds are aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.
Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.
The Trust has a policy that contemplates the use of fair value pricing to determine the net asset value (“NAV”) per share of the Funds when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.
When the Trust uses fair value pricing to determine the NAV per share of each Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method

TOREADOR FUNDS
Notes to the Financial Statements
April 30, 2018 — (Continued)

that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Trust’s policy is intended to result in a calculation of the Funds’ NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Trust’s procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.
The Funds have adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below.
Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2018:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Observable
	Prices	Inputs	Inputs	Total
Core Fund
Common Stocks	$164,759,724	$—	$—	$164,759,724
Exchange Traded Funds	6,591,173	—	—	6,591,173
Money Market Fund	2,749,875	—	—	2,749,875
	$174,100,772	$—	$—	$174,100,772

TOREADOR FUNDS
Notes to the Financial Statements
April 30, 2018 — (Continued)

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Observable
	Prices	Inputs	Inputs	Total
International Fund
Common Stocks
Australia	$1,415,100	$—	$—	$1,415,100
Austria	337,353	—	—	337,353
Belgium	343,719	—	—	343,719
Canada	1,420,377	—	—	1,420,377
China	1,124,234	—	—	1,124,234
Finland	407,826	—	—	407,826
France	2,173,952	—	—	2,173,952
Germany	2,285,175	—	—	2,285,175
Great Britain	3,130,621	—	—	3,130,621
Hong Kong	1,300,480	—	—	1,300,480
Ireland	342,176	—	—	342,176
Italy	695,587	—	—	695,587
Japan	5,313,397	—	—	5,313,397
Luxembourg	293,164	—	—	293,164
Netherlands	948,659			948,659
New Zealand	395,164	—	—	395,164
Norway	487,926			487,926
Spain	562,961	—	—	562,961
Sweden	791,720	—	—	791,720
Switzerland	1,275,688	—	—	1,275,688
Total Common Stocks	25,045,279	—	—	25,045,279
Exchange Traded Funds	1,022,670	—	—	1,022,670
	$26,067,949	$—	$—	$26,067,949
Explorer Fund
Common Stocks	$14,983,488	$—	$—	$14,983,488
Exchange Traded Funds	809,223			809,223
Money Market Fund	347,700	—	—	347,700
	$16,140,411	$—	$—	$16,140,411
Select Fund
Common Stocks	$34,207,256	$—	$—	$34,207,256
Exchange Traded Funds	460,247	—	—	460,247
Money Market Fund	565,204	—	—	565,204
	$35,232,707	$—	$—	$35,232,707

Refer to the Funds’ Schedule of Investments for a listing of the securities by type and industry.
There were no transfers into or out of any levels during the year ended April 30, 2018 for any of the Funds. The Funds recognize transfers between fair value hierarchy levels at the end of the reporting period. The Funds held no Level 3 securities at any time during the year ended April 30, 2018.

TOREADOR FUNDS
Notes to the Financial Statements
April 30, 2018 — (Continued)

Security Transactions and Income
Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.
Cash and Cash Equivalents
Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.
Accounting Estimates
In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes
The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.
Management has reviewed the Funds’ tax positions for each of the open tax years (2015-2017) for Core Fund, International Fund, and Explorer Fund, and since inception for Select Fund or expected to be taken in the Funds’ 2018 tax returns and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Funds’ tax returns. The Funds have no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change.
Reclassification of Capital Accounts
GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. For the year ended

TOREADOR FUNDS
Notes to the Financial Statements
April 30, 2018 — (Continued)

April 30, 2018 such reclassifications increased (decreased) the capital accounts as follows:

Net
			Accumulated	Unrealized
			Net realized	appreciation
		Accumulated	gain (loss) on	(depreciation) on
		Undistributed	investments and	investments and
		Net Investment	foreign currency	foreign currency
Fund	Paid-in capital	Income	transactions	transactions
Core	$—	$—	$—	$—
International	(20,909,458)	9,018	20,900,440	—
Explorer	—	17,070	(17,070)	—
Select	—	—	—	—

Class Net Asset Values and Expenses
All income and expenses not attributable to a particular class and realized and unrealized gains or losses on investments are allocated to each class based upon its relative net assets on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing plans, administrative services plans, and distribution fees are allocated to the particular class to which they are attributable.
The Funds currently offer two classes of shares: Institutional Class and Investor Class shares. Each class of shares has equal rights as to assets of the Funds, and the classes are identical except for differences in their sales charge structures, ongoing distribution and service fees, and shareholder servicing. Income, expenses (other than distribution and service fees, and shareholder servicing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class. The Funds’ share classes include a redemption fee of 2% on the proceeds of shares redeemed within 60 days of purchase.
Currency Translation
The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The International Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

TOREADOR FUNDS
Notes to the Financial Statements
April 30, 2018 — (Continued)

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to Investment Advisory Agreements, the Funds’ investment advisor, Toreador Research & Trading, LLC (“TRT”) provides investment services for an annual fee on the average daily net assets of the Funds.
TRT received, waived, and reimbursed expenses for the year ended April 30, 2018 for the Funds as follows:

		Management	Management	Expenses
Fund	Fee	Fee Earned	Fee Waived	Reimbursed
Core	0.90%	$1,432,698	$523,289	$—
International	1.15%	576,213	85,689	—
Explorer	1.14%	165,182	153,184	—
Select	0.90%	75,422	75,422	12,273

TRT has entered into a written expense limitation agreement under which it has agreed to limit the total expenses for each Fund (exclusive of interest, expenses incurred under a plan or distribution adopted pursuant to the Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.95%, 0.84%, 0.83%, and 0.75% of the average daily net assets of the Core Fund, International Fund, Explorer Fund and Select Fund, respectively. Prior to February 1, 2018 for International Fund and prior to October 1, 2017 for the other Funds, the Adviser had entered into a written expense limitation agreement with the same exclusions as noted above to an annual rate of 0.95%, 1.75%, 1.14% and 0.95% of the average daily net assets of the Core, International, Explorer and Select Fund, respectively. Each waiver and/or reimbursement of an expense by TRT is subject to repayment by the respective fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the respective fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement. This expense cap may not be terminated prior to August 31, 2019 unless mutually agreed to in writing by the parties.
The total amounts of recoverable reimbursements for the Funds as of April 30, 2018, and expiration dates are as follows:

Recoverable Reimbursements and Expiration Dates
Fund	2019	2020	2021	Total
Core	$341,634	$346,289	$523,289	$1,211,212
International	—	—	85,689	85,689
Explorer	78,578	153,916	153,184	385,678
Select	—	16,565	87,695	104,260

Each of the Funds has adopted Distribution Plans with respect to Investor Class shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to each of

TOREADOR FUNDS
Notes to the Financial Statements
April 30, 2018 — (Continued)

the Distribution Plans, the Funds compensate the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of each Fund’s shares (this compensation is commonly referred to as “12b-1 fees”). The Distribution Plans provide that the Funds will pay the annual rate of up to 0.25% of the average daily net assets of each Fund’s Investor Class Shares for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to each Fund’s shares. Because the 12b-1 fees are paid out of the Funds’ assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges. The Institutional Class Shares are sold without the imposition of 12b-1 fees.
Each of the Funds has adopted a shareholder services plan with respect to its Investor and Institutional Class Shares. Under a shareholder services plan, each of the Funds may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, such as: 1) receiving and processing shareholder orders; 2) performing the accounting for the shareholder’s account; 3) maintaining retirement plan accounts; 4) answering questions and handling correspondence for individual accounts; 5) acting as the sole shareholder of record for individual shareholders; 6) issuing shareholder reports and transaction confirmations; 7) executing daily investment “sweep” functions; and 8) furnishing investment advisory services.
For the year ended April 30, 2018, the following expenses were incurred:

Fund	Class	Type of Plan	Fees Incurred
Core	Investor	12b-1	$ 222,720
	Investor	Shareholder Service	66,993
	Institutional	Shareholder Service	47,781
International	Investor	12b-1	28,452
	Class C	12b-1	1,006
	Investor	Shareholder Service	16,313
	Institutional	Shareholder Service	9,136
	Class C	Shareholder Service	574
Explorer	Investor	12b-1	6,447
	Investor	Shareholder Service	4,583
	Institutional	Shareholder Service	9,688
Select	Investor	12b-1	9,161
	Investor	Shareholder Service	8,955
	Institutional	Shareholder Service	3,451

First Dominion Capital Corp. (“FDCC”) acts as the Funds’ principal underwriter in the continuous public offering of the Funds’ shares. For the year ended April 30,

TOREADOR FUNDS
Notes to the Financial Statements
April 30, 2018 — (Continued)

2018, FDCC received $523 in CDSC fees from Toreador International Fund and received no underwriting fees from the sale of the Funds’ shares.
Commonwealth Fund Services, Inc. (“CFS”), acts as the Funds’ administrator and as transfer and dividend disbursing agent for Core Fund, International Fund, Explorer Fund and Select Fund, and as accounting agent for Core Fund, Explorer Fund and Select Fund. As administrator, CFS provides shareholder, recordkeeping, administrative and blue-sky filing services. For the year ended April 30, 2018, the following fees were earned:

		Transfer
Fund	Administration	Agent	Accounting
Core	$85,959	$44,100	$65,820
International	27,637	20,725	—
Explorer	7,853	8,525	6,020
Select	4,327	7,004	3,144

Certain officers of the Trust are also officers and/or directors of FDCC and CFS. Additionally, John H. Lively of PractusTM LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of PractusTM LLP. Mr. Lively receives no special compensation from the Trust or the Fund for serving as an officer of the Trust.
NOTE 3 – INVESTMENTS
The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended April 30, 2018 were as follows:

Fund	Purchases	Sales
Core	$148,604,973	$117,348,107
International	31,356,852	67,181,522
Explorer	13,900,483	11,678,142
Select	52,068,863	20,900,148

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL
Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification

TOREADOR FUNDS
Notes to the Financial Statements
April 30, 2018 — (Continued)

may also result from the treatment of short-term gains as ordinary income for tax purposes.
The tax character of distributions paid during the year ended April 30, 2018 and for the year ended April 30, 2017 were as follows:

	Core Fund
	Year ended	Year ended
	April 30, 2018	April 30, 2017
Distributions paid from:
Ordinary income	$924,970	$1,176,324
Accumulated net realized gain on investments	4,417,040	4,727,903
	$5,342,010	$5,904,227

	International Fund
	Year ended	Year ended
	April 30, 2018	April 30, 2017
Distributions paid from:
Ordinary income	$373,659	$470,512

	Explorer Fund
	Year ended	Year ended
	April 30, 2018	April 30, 2017
Distributions paid from:
Ordinary income	$19,503	$—
Accumulated net realized gain on investments	275,685	—
	$295,188	$—

	Select Fund
	Year ended	Year ended
	April 30, 2018	April 30, 2017
Distributions paid from:
Ordinary income	$145,246	$—

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

	Core	International	Explorer	Select
	Fund	Fund	Fund	Fund
Accumulated net investment
income (loss)	$3,013,711	$395,368	$420,056	$260,047
Accumulated net realized
gain (loss) on investments and
foreign currency transactions	13,591,273	(2,647,599)	568,255	452
Other gains (losses)	—	157,635	—	—
Net unrealized appreciation
(depreciation) of investments
and foreign currency	26,168,373	2,470,898	1,706,999	(323,715)
	$42,773,357	$376,302	$2,695,310	$(63,216)

TOREADOR FUNDS
Notes to the Financial Statements
April 30, 2018 — (Continued)

Losses incurred after October 31 (Post October capital and currency losses) within the taxable year are deemed to arise on the first day of the next taxable year. As of April 30, 2017, the International Fund had a Post October capital loss which was recognized May 1, 2017.
Under the Regulated Investment Company Modernization Act of 2010 (“2010 Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and / or long-term losses. Under the laws in effect prior to the 2010 Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the 2010 Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.
During the year ended April 30, 2018 the International Fund utilized $6,744,681 of its capital loss carryforward and $20,909,458 of its capital loss carryforward expired and the Explorer Fund utilized $23,329 of its capital loss carryforward. The International Fund carryforward of $2,647,599 may be carried forward indefinitely of which $1,580,539 is considered short term and $1,067,060 is considered long term. As of April 30, 2018 the Explorer Fund had no capital loss carryforward available to offset future capital gains, if any.
Cost of securities for Federal Income tax purpose and the related tax-based net unrealized appreciation (depreciation) consists of:

				Total
		Gross	Gross	Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Core	$147,932,399	$34,045,853	$(7,877,480)	$26,168,373
International	23,596,179	4,502,192	(2,030,423)	2,471,769
Explorer	14,433,413	3,069,216	(1,362,217)	1,706,999
Select	35,556,422	916,908	(1,240,623)	(323,715)

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to tax deferral losses on wash sales.

TOREADOR FUNDS
Notes to the Financial Statements
April 30, 2018 — (Continued)

NOTE 5 – CAPITAL STOCK TRANSACTIONS
Shares of beneficial interest transactions for the Funds were:

	Core Fund
	Year ended April 30, 2018
	Institutional Class Shares	Investor Class Shares(1)
Shares sold	1,740,038	8,592,995
Shares reinvested	65,779	163,547
Shares redeemed	(1,517,675)	(6,764,443)
Net increase (decrease)	288,142	1,992,099

(1)	Effective September 15, 2017, Retail Class Shares of the Core Fund were reorganized into Investor Class Shares.

	Core Fund
	Year ended April 30, 2017
	Institutional Class Shares	Retail Class Shares
Shares sold	523,474	1,471,492
Shares reinvested	144,704	139,285
Shares redeemed	(2,029,598)	(2,187,371)
Net increase (decrease)	(1,361,420)	(576,594)

	International Fund
	Year ended April 30, 2018
	Investor	Class C	Institutional
	Class Shares	Shares(1)	Class Shares
Shares sold	112,502	277	273,857
Shares reinvested	2,928	—	4,267
Shares redeemed	(289,710)	(19,330)	(1,816,726)
Net increase (decrease)	(174,280)	(19,053)	(1,538,602)

(1)	On August 28, 2017, all Class C shares of the International Fund were converted into Investor Class Shares.

	International Fund
	Year ended April 30, 2017
	Investor	Class C	Institutional
	Class Shares	Shares(1)	Class Shares
Shares sold	199,711	1,050	438,759
Shares reinvested	2,899	-	6,468
Shares redeemed	(634,138)	(3,688)	(830,891)
Net increase (decrease)	(431,528)	(2,638)	(385,664)

	Explorer Fund
	Year ended April 30, 2018
	Institutional Class Shares	Investor Class Shares
Shares sold	424,061	27,174
Shares reinvested	16,247	3,388
Shares redeemed	(134,215)	(88,861)
Net increase (decrease)	306,093	(58,299)

TOREADOR FUNDS
Notes to the Financial Statements
April 30, 2018 — (Continued)

	Explorer Fund
	Year ended April 30, 2017
	Institutional Class Shares	Investor Class Shares
Shares sold	125,796	80,493
Shares reinvested	—	—
Shares redeemed	(55,502)	(93,346)
Net increase (decrease)	70,294	(12,853)

	Select Fund
	Year ended April 30, 2018
	Institutional Class Shares	Investor Class Shares
Shares sold	2,627,929	265,336
Shares reinvested	2,225	6,879
Shares redeemed	(62,472)	(203,835)
Net increase (decrease)	2,567,682	68,380

	Select Fund
	Period ended April 30, 2017*
	Institutional Class Shares	Investor Class Shares
Shares sold	47,460	303,269
Shares reinvested	—	—
Shares redeemed	—	(5,377)
Net increase (decrease)	47,460	297,892

*	Inception date for the Institutional Class and Investor Class for Select Fund were February 3, 2017 and February 1, 2017, respectively.

NOTE 6 – SUBSEQUENT EVENTS
Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

TOREADOR FUNDS
Report of Independent Registered Public Accounting Firm
April 30, 2018

To the Shareholders of the Toreador Funds and the Board of Trustees of The World Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Toredaor Core Fund, Toreador International Fund, Toreador Explorer Fund and Toreador Select Fund (the “Funds”), each a series of The World Funds Trust (the “Trust”), including the schedules of investments, as of April 30, 2018, the related statements of operations, the statements of changes in net assets, financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of April 30, 2018, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
June 29, 2018

Supplemental Information World Funds Trust (The “Trust”)
April 30, 2018 (unaudited)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and birth years of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 673-0550.
Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, VA, 23235, unless otherwise indicated.

Non-Interested Trustees

Number
	Term of		of Funds
	Office and	Principal	in Fund	Other
Name, Age	Length of	Occupation(s)	Complex	Directorships
and Position	Time	During the	Overseen	Held by
with the Trust	Served	Past Five Years	by Trustee	Trustee
David J. Urban	Indefinite,	Dean, Jones College of Business, Middle	57	None
(62)	Since	Tennessee State University since July
Trustee	June 2010	2013; Virginia Commonwealth University,
Professor of Marketing from 1989 to 2013.
Mary Lou H. Ivey	Indefinite,	Accountant, Harris, Hardy & Johnstone,	57	None
(59)	Since	P.C., accounting firm, since 2008.
Trustee	June 2010
Theo H. Pitt, Jr.	Indefinite;	Senior Partner, Community Financial	57	Independent Trustee
(82)	Since	Institutions Consulting (bank consulting)		of Chesapeake
Trustee	August	since 1997 to present.		Investment Trust for
	2013			the one series of that
trust; Leeward
Investment Trust for
the one series of that
trust; Hillman
Capital Management
Investment Trust for
the one series of that
trust; and Starboard
Investment Trust for
the 17 series of that
trust; (all registered
investment
companies).

Supplemental Information World Funds Trust (The “Trust”)
April 30, 2018 (unaudited) — (Continued)

Officers Who are not Trustees

Number
	Term of		of Funds
	Office and	Principal	in Fund	Other
Name, Age	Length of	Occupation(s)	Complex	Directorships
and Position(s)	Time	During the	Overseen	Held By
with the Trust	Served	Past Five Years	by Trustee	Trustee
David A Bogaert	Indefinite,	Managing Director of Business	N/A	N/A
(54)	Since	Development, Commonwealth Fund
President and Principal	August	Services, Inc., October 2013 – present;
Executive Officer	2017	Senior Vice President of Business
Development and other positions for
Huntington Asset Services, Inc. from
1986 to 2013.
Karen M. Shupe	Indefinite,	Managing Director of Fund Operations,	N/A	N/A
(53)	Since	Commonwealth Fund Services, Inc.,
Treasurer and Principal	June 2008	2003 to present.
Financial Officer
Ann T. MacDonald	Indefinite,	Director, Fund Administration and Fund	N/A	N/A
(63)	Since	Accounting, Commonwealth Fund Services,
Assistant Treasurer	November	Inc., 2003 to present.
2015
John H. Lively	Indefinite,	Attorney, Practus TM LLP, (law firm),	N/A	N/A
(49)	Since	May 2018 to present; Attorney, The Law
Secretary	November	Offices of John H. Lively & Associates, Inc.
	2013	(law firm), March 2010 to May 2018.
Holly B. Giangiulio	Indefinite,	Managing Director, Corporate Operations,	N/A	N/A
(56)	Since	Commonwealth Fund Services, Inc.,
Assistant Secretary	November	January 2015 to present, Corporate
	2015	Accounting and HR Manager from
2010 to 2015.
Julian G. Winters	Indefinite,	Managing Member of Watermark Solutions,	N/A	N/A
(49)	Since	LLC (investment compliance and consulting)
Chief Compliance	August	since March 2007.
Officer	2013

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at www.sec.gov.

Supplemental Information World Funds Trust (The “Trust”)
April 30, 2018 (unaudited) — (Continued)

QUARTERLY PORTFOLIO HOLDINGS
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
ADVISORY CONTRACT RENEWAL
Under the Investment Advisory Agreements (the “Advisory Agreement”) between the Advisor and the Trust regarding the Toreador Funds, the Advisor supervises the investments of the Toreador Funds. At a quarterly meeting of the Board that was held on Tuesday, February 20, 2018, the Trustees, including a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any party to any of the Advisory Agreement (the “Independent Trustees”), unanimously approved the renewal of the Advisory Agreement for another one-year term.
Legal Counsel to the Trust reviewed with the Board its fiduciary duties and responsibilities in reviewing and approving the renewal of the Advisory Agreement. Counsel discussed with the Trustees the types of information and factors that they should consider in order to make an informed decision regarding the approval of the continuation of the Advisory Agreement, including the following material factors for each Fund: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Toreador Funds; (iii) the costs of the services provided and profits realized by the Advisor from its relationship with the Toreador Funds; (iv) the extent to which economies of scale would be realized if the Toreador Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Toreador Funds’ investors; and (v) the Advisor’s practices regarding possible conflicts of interest.
In assessing these factors and reaching its decisions, the Board took into consideration information specifically prepared and/or presented in connection with the approval process for the Toreador Funds, including information presented to the Board in the Advisor’s presentation earlier in the Meeting, such as information regarding expense limitation arrangements and the manner in which the Toreador Funds are managed. The Board requested and was provided with information and reports relevant to the approval of the Advisory Agreement,

Supplemental Information World Funds Trust (The “Trust”)
April 30, 2018 (unaudited) — (Continued)

including: (i) reports regarding the services and support provided to the Toreador Funds and its shareholders by the Advisor; (ii) quarterly assessments of the investment performance of the Toreador Funds from the Advisor; (iii) periodic commentary on the reasons for the performance; (iv) presentations by Toreador Funds’ management addressing the Advisor’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Toreador Funds and the Advisor; (vi) disclosure information contained in the registration statement of the Trust and the Advisor’s Form ADV; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.
The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Advisor, including financial information, a description of personnel and the services provided to the Toreador Funds, information on investment advice, performance, summaries of the Toreador Funds’ expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Toreador Funds; (iii) the anticipated effect of size on the Toreador Funds’ performance and expenses; and (iv) benefits to be realized by the Advisor from its relationship with the Toreador Funds. It was noted that the Advisor is a privately held company and typically does not provide its financial information, although it made such information available to the Board for purposes of its consideration of whether to approve the Advisory Agreement. The Board did not identify any information that was most relevant to its consideration to approve the continuation of the Advisory Agreement, and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the continuation of the Advisory Agreement, the Trustees considered numerous factors, including:
The nature, extent, and quality of the services to be provided by the Advisor.
In this regard, the Board considered the responsibilities the Advisor has under the Advisory Agreement for each Toreador Fund. The Board reviewed the services to be provided by the Advisor to the Toreador Funds including, without limitation: the Advisor’s procedures for formulating investment recommendations and assuring compliance with the Toreador Funds’ investment objectives and limitations; its coordination of services for the Toreador Funds among the Toreador

Supplemental Information World Funds Trust (The “Trust”)
April 30, 2018 (unaudited) — (Continued)

Funds’ service providers; and its efforts to promote the Toreador Funds, grow assets, and assist in the distribution of Toreador Funds’ shares. The Board considered: the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; and the Advisor’s compliance program, policies, and procedures. After reviewing the preceding and further information from the Advisor, the Board concluded that the quality, extent, and nature of the services provided by the Advisor were satisfactory for were satisfactory for the Toreador Funds.
Investment Performance of the Toreador Funds and the Advisor.
In this regard, the Board noted that the Advisor does not have any clients other than the Toreador Funds and has no plans to expand its business beyond advising mutual funds. As such, no performance as to separate accounts comparable to the Toreador Funds existed. For the Toreador Core Fund, the Board noted that peers were selected from the Morningstar Large Blend Category and included funds with average net assets between $50 to $300 million. The Board noted that the Toreador Core Fund outperformed its benchmark index for the one-year period and it slightly underperformed the benchmark index for the three-year period, each ended December 31, 2017. The Board also noted that the Toreador Core Fund outperformed its Peer group for the one and three-year periods ended December 31, 2017. For the Toreador International Fund, the Board considered that its peer group included funds with net assets between $10 and $500 million in the Morningstar Foreign Large Value Category. The Board noted that the Toreador International Fund underperformed its benchmark index but outperformed its peer group median for the one-year period ended December 31, 2017. The Trustees considered Toreador’s representation that if the current expense limit for the Toreador International Fund had been in effect during the entire period, the Fund would have outperformed its benchmark index. The Board further noted that the Toreador International Fund underperformed its peer group median and benchmark index for the three-year period ended December 31, 2017, and that for the five-year period ended December 31, 2017, its return was equal to the peer group median but less than that of the benchmark index. For the Toreador Explorer Fund, the Board noted that its peers were selected from the Morningstar Small Blend Category with funds having net assets below $50 million. The Board further noted that for the one-year period ended December 31, 2017, the Toreador Explorer Fund outperformed both its peer group median and its benchmark. The Board considered that the Toreador Explorer Fund had relatively little performance returns to review and did not have returns for the three and five-year periods. For the Toreador Select Fund, the Board noted

Supplemental Information World Funds Trust (The “Trust”)
April 30, 2018 (unaudited) — (Continued)

that the peers were selected from the Morningstar Large Blend Category and included funds with less than 100 holdings and net assets below $100 million. The Board considered the short term of operations for the Toreador Select Fund and determined that the performance record for that short period was adequate. Based on the preceding, the Board concluded that the investment performance information presented for the Toreador Funds was satisfactory.
The costs of the services provided and profits realized by the Advisor from the relationship with the Toreador Funds.
In this regard, the Board considered the Advisor’s staffing, personnel, and methods of operating; the financial condition of the Advisor and the level of commitment to the Toreador Funds by the Advisor and its principals; the current and expected asset levels of the Toreador Funds; and the overall expenses of the Toreador Funds. The Board considered the fees and expenses of each of the Toreador Funds (including the management fee) relative to each fund’s peer group. The Board noted that while the Toreador Core Fund’s net expenses are higher than its peer group median, and the Fund’s gross management fee was higher than its peer group, the Fund’s management fee net of contractual fee waivers by Toreador is 0.03% below the peer group median. The Trustees considered that for the Toreador Explorer Fund, net expenses are higher than their peer group median, but that the Fund’s management fee net of contractual waivers by the Advisor is significantly less than peer group and Morningstar category median. The Trustees considered that for the Toreador International Fund, net expenses are higher than their respective peer group median and that the fund’s management fee net of contractual waivers by the Advisor is higher than peer group and Morningstar category median. For the Toreador Select Fund, the Board noted that the fund’s expenses and management fee are both higher than the peer group median but are within the range of fees for the Morningstar category, and that the fund’s net expenses after contractual fee waivers by the Advisor are only 0.02% basis points higher than the Peer group median. The Trustees further considered that the Advisor had waived its entire management fee since the inception of the Toreador Select Fund. The Board noted that for each Toreador Fund, the Advisor has entered into an expense limitation agreement. For the Toreador Explorer Fund, the Toreador International Fund, and the Toreador Select Fund, the Trust and the Advisor recently agreed to significantly reduce the applicable expense limits, and the Board noted that these reductions are not reflected in the expense information for the period. The Trustees also considered the overall quality of services provided to the Toreador Funds considering the fees and their relative comparisons and determined that those fees could have been negotiated at arms-length considering

Supplemental Information World Funds Trust (The “Trust”)
April 30, 2018 (unaudited) — (Continued)

the surrounding circumstances. Following this analysis and upon further consideration and discussion of the preceding, the Board concluded that the fees to be paid to the Advisor by each Toreador Fund was fair and reasonable.
The extent to which economies of scale would be realized as the Toreador Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Toreador Funds’ investors.
In this regard, the Board considered the Toreador Funds’ fee arrangements with the Advisor, including the lower expense caps recently implemented. The Board determined that although the management fee would stay the same as asset levels increased, the shareholders of the Toreador Funds would benefit from the expense limitation arrangement for each of the Toreador Funds. The Trustees also noted that the Toreador Funds would benefit from economies of scale under its agreements with some of its service providers other than the Advisor. The Board again noted the Advisor does not manage any other separate accounts. Following further discussion of the Toreador Funds’ current asset levels, expectations for growth, and levels of fees, the Board determined that the Toreador Funds’ fee arrangements, in light of all the facts and circumstances, were fair and reasonable and that the expense limitation arrangement provided potential savings or protection for the benefit of the Toreador Funds’ shareholders.
Possible conflicts of interest and benefits derived by Toreador.
In this regard, the Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Toreador Funds; the fact that the Advisor does not utilize soft dollars; the basis of decisions to buy or sell securities for the Toreador Funds; and the substance and administration of the Advisor’s code of ethics. The Board also considered the affiliations of the Advisor, including its affiliate that produces and sells investment research. The Board considered the Advisor’s management of conflicts of interest that could arise considering the activities of those affiliates and that Advisor’s assertion that it does not expect benefits other than receipt of advisory fees or detriments to managing the Toreador Funds. Based on the preceding, the Board determined that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.
Based upon all the preceding considerations, the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement for the Toreador Funds for an additional one-year period.

TOREADOR FUNDS
Fund Expenses (unaudited)

Fund Expenses Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, redemption fees on certain redemptions made within 60 days of purchase of Retail Class, Institutional Class, and Investor Class shares for Core Fund, Explorer Fund, and Select Fund, and within 90 days of purchase of Institutional and Investor Class shares for International Fund; and (2) ongoing costs, including management fees, administrative services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Toreador Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, November 1, 2017 and held for the six months ended April 30, 2018.
Actual Expenses Example
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

TOREADOR FUNDS
Fund Expenses (unaudited) (Continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During
	Value	Value	Expense	Period Ended*
	11/1/17	4/30/18	Ratio	4/30/18
Core Fund
Institutional Class Actual	$1,000.00	$1,035.26	0.97%	$4.89
Institutional Class Hypothetical**	$1,000.00	$1,020.15	0.97%	$4.86
Investor Class Actual	$1,000.00	$1,033.64	1.22%	$6.15
Investor Class Hypothetical**	$1,000.00	$1,018.90	1.22%	$6.11
International Fund
Institutional Class Actual	$1,000.00	$1,028.41	1.55%	$7.80
Institutional Class Hypothetical**	$1,000.00	$1,017.35	1.55%	$7.75
Investor Class Actual	$1,000.00	$1,026.20	1.63%	$8.19
Investor Class Hypothetical**	$1,000.00	$1,016.85	1.63%	$8.15
Explorer Fund
Institutional Class Actual	$1,000.00	$1,034.31	0.83%	$4.19
Institutional Class Hypothetical**	$1,000.00	$1,020.85	0.83%	$4.16
Investor Class Actual	$1,000.00	$1,032.76	1.09%	$5.49
Investor Class Hypothetical**	$1,000.00	$1,019.55	1.09%	$5.46
Select Fund
Institutional Class Actual	$1,000.00	$1,045.78	0.75%	$3.80
Institutional Class Hypothetical**	$1,000.00	$1,021.25	0.75%	$3.76
Investor Class Actual	$1,000.00	$1,044.87	1.00%	$5.07
Investor Class Hypothetical**	$1,000.00	$1,020.00	1.00%	$5.01

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

**	5% return before expenses.

TOREADOR FUNDS
Important Disclosure Statements

The Funds’ prospectus contains important information about each Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Funds’ past performance does not guarantee future results. The investment return and principal value of an investment in a Fund will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Funds’ prospectus by calling 1-800-673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.
Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550.
Stated performance in the Funds was achieved at some or all points during the period by Toreador Research and Trading (“TRT”), the investment advisor to the Fund. TRT waived or reimbursed part of each Fund’s total expenses. Had TRT not waived or reimbursed expenses of the Funds, each Fund’s performance would have been lower.
Information provided with respect to the Funds’ Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of April 30, 2018 and are subject to change at any time.

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Investment Advisor:
   Toreador Research & Trading, LLC
   422 Fleming Street, Suite 7
   Key West, Florida 33040

Distributor:
   First Dominion Capital Corp.
   8730 Stony Point Parkway, Suite 205
   Richmond, Virginia 23235

Independent Registered Public Accounting Firm:
   Tait, Weller and Baker LLP
   1818 Market Street, Suite 2400
   Philadelphia, Pennsylvania 19103

Transfer Agent and Fund Administration:
   Commonwealth Fund Services, Inc.
   8730 Stony Point Parkway, Suite 205
   Richmond, Virginia 23235

Fund Accounting (Toreador Core, Toreador Explorer and Toreador Select):
   Commonwealth Fund Services, Inc.
   8730 Stony Point Parkway, Suite 205
   Richmond, Virginia 23235

Legal Counsel:
   Practus ™ LLP
   11300 Tomahawk Creek Parkway, Suite 310
   Leawood, Kansas 66211

More Information:
   For 24 hours, 7 days a week price information, and for information on any series of the World Funds Trust investment plans, and other shareholder services, call Commonwealth Fund Services, Inc. at (800) 673-0550 Toll Free.

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)  The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)  Not applicable.

(a)(3)  At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $65,000 for 2018 and $65,250 for 2017.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,500 for 2018 and $10,500 for 2017.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2018 and $0 for 2017.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant's Audit Committee must pre-approve all audit and  non-audit  services to be provided to the  registrant.  The Audit Committee also pre-approves any non-audit  services provided by the registrant's principal  accountant to the Toreador Funds.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)           NA

(c)           0%

(d)           NA

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2018 and $0 for 2017.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant's investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-ENDMANAGEMENT INVESTMENT COMPANY AND AFFILIATEDPURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by  this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   World Funds Trust

By (Signature and Title)*:	/s/ David A. Bogaert
David A. Bogaert Principal Executive Officer
Date: July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ David A. Bogaert
David A. Bogaert Principal Executive Officer
Date: July 9, 2018

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Financial Officer
Date: July 9, 2018

* Print the name and title of each signing officer under his or her signature.